LONDON PACIFIC LIFE & ANNUITY COMPANY




                       LPT VARIABLE INSURANCE SERIES TRUST






                                 REGENCY SERIES

                 FLEXIBLE CONTRIBUTION DEFERRED VARIABLE ANNUITY




                                  ANNUAL REPORT

                      For the Year Ended December 31, 1997










This Annual Report has been prepared to provide information to the owners of London Pacific Life & Annuity Company's Regency Series Variable Annuity. If it is used for any other purpose, it must be accompanied or preceded by a current Regency Series prospectus, which discloses any charges and other important information about LPLA Separate Account One, together with the current prospectus for the LPT Variable Insurance Series Trust.







                                    CONTENTS





Message from the President.................................................    2


LPT Variable Insurance Series Trust:
Individual Portfolio Review................................................  3-9
Statements of Assets & Liabilities.........................................   10
Statements of Operations...................................................   11
Statements of Changes in Net Assets........................................12-13
Financial Highlights.......................................................14-15
Schedules of Investments...................................................16-46
Notes to Financial Statements..............................................47-56
Report of Independent Accountants..........................................   57






                           MESSAGE FROM THE PRESIDENT

Dear Contract Owner:

We are pleased to provide you with the Annual Report for LPT Variable Insurance Series Trust for the period ending December 31, 1997. Thank you for investing with us!

As you will see below, the 1997 year-end performance* of the underlying LPT Variable Insurance Series Trust Portfolios was very good. The Portfolios performed well as compared to their indices and we are pleased with the performance of four new additions to the Trust in 1997.

Harris Associates Value Portfolio was up 25.56% as compared to the Lipper Growth & Income Index* which was up 26.96% for the same period. The Robertson Stephens Diversified Growth Portfolio was up 19.12% as compared to the Russell 2000 Small Company Index, which was up 22.24%. Furthermore, it was interesting to note that Robertson Stephens Diversified Growth Portfolio, for the eight-month period ending December 31, 1997 (Robertson Stephens Investment Management began managing this fund on May 1, 1997), was up over 53.22%. Berkeley U. S. Quality Bond Portfolio, formerly the Salomon U. S. Quality Bond Portfolio was up 9.45% as compared to the Lipper Government Intermediate Index*, which was up 8.21%. MFS Total Return Portfolio was up 21.18% for the period as compared to the Lipper Balanced Fund Index*, which was up 20.05%. Strong Growth Portfolio was up 25.56% as compared to the Russell 2000 Small Company Index*, which was up 22.24%. Strong International Stock Portfolio was down 11.62% as compared to the Morgan Stanley EAFE Index*, which was up 1.78%. Lexington Corporate Leaders Portfolio, was up 24.71% as compared to the Lipper Growth & Income Index*, which was up 26.96%.

A major goal for the Regency Variable Annuity is to bring you the best investment options available in the market today. Accordingly, in May of 1998, several important and positive announcements will be made regarding your investment options. A letter will be sent out to you in April outlining how you can take advantage of these exciting new fund choices.

With the appreciable gains in 1997, we hope that you benefited from the rising market and from the LPT Variable Insurance Series Trust Portfolio. Remember, as we progress into 1998, please keep in touch with your financial advisor and as in any retirement savings instrument, invest for the long term.

Thank you for selecting the Regency Variable Annuity. We appreciate the confidence that you have placed in us, and we look forward to serving your investment needs for the future.

Mark E. Prillaman
President

LPT Variable Insurance Series Trust

*Past performance of unmanaged indexes or of the LPT Variable Insurance Series Trust Portfolios is no guarantee of future results. Investment return and principal value of the investment will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all portfolio operating expenses, however they do not reflect the deduction of insurance charges against assets.









                       HARRIS ASSOCIATES VALUE PORTFOLIO




INVESTMENT SUB-ADVISOR
Harris Associates L.P.

ABOUT THE PORTFOLIO
Invests primarily in equity securities that are believed to have long-term capital appreciation potential.

PERFORMANCE
Net total return for the year ended December 31, 1997:

Harris Value Portfolio   25.56%*
S&P 500 Index            33.36%
Lipper Growth &
  Income Index           26.96%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Growth & Income Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Harris Associates Value Portfolio earned a total return of 25.56% for the year ended December 31, 1997. Comparatively, the returns for the S&P 500 Index and Lipper Growth and Income Index were 33.36% and 26.96%.

Since May 1, 1997, the date Harris Associates began managing the Portfolio, the Portfolio has been taking on a more concentrated structure, dominated by companies with competent shareholder-oriented managements whose companies are trading at a significant discount to their underlying value. With the restructuring of the Portfolio and transition to our philosophy now complete, future Portfolio performance should more closely mirror our successful long-term, value investment process.

Stocks turning in strong performances during the period were cable investments. Specifically, Telecommunications Inc. and U.S. West Media increased by 94.3% and 68.0%. Other stocks dramatically outperforming the benchmarks during the period were USG, a building products company (+40.1%), and Mellon Bank (+35.1%). Examples of stocks sold opportunistically during the period were Borg Warner Automotive and W.R. Grace, which increased an average of 34.5% in a four to five month period.

The Portfolio's poorest performing stocks tended to be cyclical stocks or consumer-spending related stocks. Examples here were General Signal (+1.7%), Ferro Corp. (-4.4%), UCAR International (-4.0%), Black & Decker (+11.2%) and DeBeers (-29.7%).

Two positions recently added were Columbia HCA/Healthcare and Mattel. Columbia was purchased after much of its recent decline due to revelations about the company's business practices. Despite the controversy, we believe Columbia represents a company whose assets are worth far more than its stock price. We also view Columbia's new management as highly motivated to maximize long-term value. Mattel is a high-quality consumer products company selling at a discount to its peers and the market. Like Columbia, Mattel's senior managers are significant stockholders.

Looking forward into 1998, the market's performance will most likely continue to be influenced by uncertainty over earnings prospects and the ongoing difficulties in Asia. While we believe the market volatility caused by these factors presents a challenge, it also presents opportunity for a value-oriented and stock-picking philosophy such as ours.


        $10,000 Hypothetical Investment Since Inception February 9, 1996
________________________________________________________________________________

     $18,000 |  X    Harris Associates Value Portfolio               |
             |  Y    S&P 500 index                                   |
             |  Z    Lipper Growth & Income Index                    |
     $16,000 |                                                       |
             |                                                       |Y-$15,355
             |                                                       |X-$15,162
     $14,000 |                                                       |Z-$14,576
             |                                                       |
             |                                                       |
     $12,000 |                                                       |
             |                                                       |
             |                                                       |
     $10,000 |_______________________________________________________|
             2/9/96                  12/31/96               12/31/97
             Inception date

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Harris Associates Value Portfolio, the S&P 500 Index, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the portfolio, the S&P 500 Index and the Lipper Growth & Income Index includes reinvestment of dividends.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                     1 Year         Since Inception
                                                  (February 9, 1996)
                                                  ------------------

Harris Associates Value portfolio    25.56%*            24.59%*
S&P 500 Index                        33.36%             25.42%
Lipper Growth                        26.96%             22.02%









                           MFS TOTAL RETURN PORTFOLIO




INVESTMENT SUB-ADVISOR
Massachusetts Financial
  Services Company

ABOUT THE PORTFOLIO
Invests in securities which are expected to provide above-average income and opportunities for growth capital and income, consistent with the prudent employment of capital.

PERFORMANCE
Net total return for the year ended December 31, 1997:
MFS Total Return

  Portfolio               21.18%*
Lehman Brothers
  Aggregate Bond Index     9.65%
Lipper Balanced
  Fund Index              20.05%

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Results for the Lehman Brothers Aggregate Bond Index do not reflect the expenses and investment management fees incurred by the portfolio.

The Lipper Balanced Fund Index is a nonweighted index of 210 funds investing in stocks and corporate and government bonds. Results for the Lipper Balanced FundIndex do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

For the year ended December 31, 1997, the Portfolio provided a total return of 21.18%. This compares to a 9.65% return for the Lehman Brothers Aggregate Bond Index and a 20.05% return for the Lipper Balanced Fund Index.

The past 12 months have been fabulous for equity investors due to an extremely favorable macro environment. We have seen solid growth in GDP and corporate profits. Inflation is in check and interest rates remained reasonably steady. In addition, we continue to see strong demand for U.S. equities as households continue to skew more of their investment dollars towards stocks. As a result of these factors, stock prices rose throughout the period.

The MFS Total Return Portfolio benefited from the increase in stock prices. In particular, the Portfolio has been heavily weighted in financial stocks and energy stocks-both of which did well over the past 12 months. Our stock selection process is focused on large, dividend paying companies with reasonable valuations and attractive growth prospects. We continue to find these traits in the financial, energy, and utility sectors. Our stock selection process also focuses on reducing volatility. As a result, we are underweighted in over-the-counter stocks in general and technology stocks in particular. We see the technology sector as a high reward/high risk area that is often difficult to value.

Our bond strategy has remained fairly constant throughout the period. We have overweighted corporate issues vs. treasuries. Approximately 65% of the bond portion of the Portfolio has been invested in corporate issues over the period. The duration in the portfolio has been approximately 5.5 years throughout much of the period. The bond portion of the Portfolio has been positioned to benefit from strengthening corporate profits while the duration anticipated flat to slightly lower interest rates.

The last quarter produced increased volatility and falling stock prices. The currency crises in Asia and concerns over the strength of many international economies have caused some investors to rethink the outlook for profit growth in the U. S.

In fact, we have been concerned about the rate of corporate earnings growth for some time and believe it will slow over the next 12 months. As a result, we have lowered the equity weighting to just over 55% and our cash position was increased to 11%.

We anticipate better equity values over the next several months and will likely spend our cash when these values arise. It is our intent to increase the equity weighting in the face of a correction because our long-term outlook for equities continues to be quite positive.


        $10,000 Hypothetical Investment Since Inception February 9, 1996
________________________________________________________________________________

     $18,000 |  X    MFS Total Return Portfolio                      |
             |  Y    Lehman Aggregate Bond Index                     |
             |  Z    Lipper Balanced Fund Index                      |
     $16,000 |                                                       |
             |                                                       |
             |                                                       |
     $14,000 |                                                       |
             |                                                       |X-$13,301
             |                                                       |Z-$13,142
     $12,000 |                                                       |Y-$11,297
             |                                                       |
             |                                                       |
     $10,000 |_______________________________________________________|
             2/9/96                  12/31/96               12/31/97
             Inception date


The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in the MFS Total Return Portfolio, the Lehman Brothers Aggregate, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the portfolio, the S&P 500 Index and the Lipper Growth & Income Index includes reinvestment of dividends.

                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                     1 Year         Since Inception
                                                  (February 9, 1996)
                                                  ------------------
MFS Total Return Portfolio           21.18%*            16.26%*
Lehman Brothers Aggregate Bond Index  9.65%              6.65%
Lipper Balanced Fund Index           20.05%             15.53%







                      BERKELEY U.S. QUALITY BOND PORTFOLIO




INVESTMENT SUB-ADVISOR
Berkeley Capital
 Management

ABOUT THE PORTFOLIO
Invests primarily in high quality debt securities of the U.S. Government and its agencies to obtain a high level of current income.

PERFORMANCE
Net total return for the year ended December 31, 1997:

Berkeley U.S. Quality
 Bond Portfolio            9.45%*
Lipper Government
  Intermediate Bond Index  8.21%

The Lipper Government Intermediate Bond Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Government Intermediate Bond Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would be lower.

The Berkeley U.S. Quality Bond Portfolio earned a total return of 9.45% for the year ended December 31, 1997. This return is 1.24 % greater than the Lipper Intermediate Government Index which returned 8.21% over the same time period. Effective November 3, 1997, we replaced Salomon Brothers Asset Management as the Portfolio's sub-advisor.

The performance of the U.S. Treasury bond market was characterized by a bullish flattening of the yield curve in 1997. Long bond yields, as measured by the 30 year Treasury, fell by over 70 bps to 5.92% by year end, while Treasury Bill rates actually rose. The additional performance over the Lipper index was attributable to the longer duration of the U.S. Treasury holdings as well as the larger holding of discount mortgages.

Economic growth moderated in the second half of the year after robust growth in the fist quarter of 1997. The economy grew at roughly a 4.10% annualized rate in the first two quarters of 1997, slowed to a 3.10% annualized rate in the third quarter and the fourth quarter came in at a strong 4.30% annualized rate. The growth rate of the economy for the entire year ending 1997 was a healthy 3.80% annualized rate. Although economic growth was relatively strong in 1997, investors took heart from falling rates of inflation throughout 1997. Producer prices actually fell by 1.2%, while CPI rose only 1.7%, the best performance since 1986.

Going forward, it appears that economic growth for 1998 will slow from the 1997 pace, with consensus GDP forecasted at 2.5%. Although the U.S. economy has been strong, the slowdown in most Asian markets should affect the U.S. GDP, slowing growth by an estimated .5% to 1% annually. With interest rates hovering near record lows, we remain concerned that the market has priced in too much economic slowing. As investor confidence in Asian markets improves and our growth remains solid, the recent flight to the quality of the U.S. Treasury market may well reverse itself.


        $10,000 Hypothetical Investment Since Inception February 9, 1996
________________________________________________________________________________

     $18,000 |  X    Berkeley U.S. Quality Bond Portfolio            |
             |  Y    Lipper Government Intermediate Index            |
             |                                                       |
     $16,000 |                                                       |
             |                                                       |
             |                                                       |
     $14,000 |                                                       |
             |                                                       |
             |                                                       |
     $12,000 |                                                       |
             |                                                       |X-$11,194
             |                                                       |Y-$11,067
     $10,000 |_______________________________________________________|
             2/9/96                  12/31/96               12/31/97
             Inception date


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Berkeley U.S. Quality Bond Portfolio, the Lipper
Government Intermediate Bond on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Growth & Income Index includes reinvestment of dividends.

                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                             1 Year         Since Inception
                                                          (February 9, 1996)
                                                          ------------------
Berkeley U.S. Quality Bond Portfolio         9.45%*             6.14%*
Lipper Government Intermediate Bond Index    8.21%              5.50%









                      STRONG INTERNATIONAL STOCK PORTFOLIO




INVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests primarily in companies located outside of the United States that are believed to have strong potential for capital growth.

PERFORMANCE
Net total return for the year ended December 31, 1997:

Strong International
 Stock Portfolio        -11.62%*
Morgan Stanley
 EAFE Index               1.78%
Lipper International
  Fund Index              7.27%

The Morgan Stanley Europe, Asia, Far East Index is an unmanaged index of leading international stocks. Results for the Morgan Stanley EAFE Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper International Fund Index is a nonweighted index of 115 funds invest assets in securities whose primary markets are outside the United States. Results for the Index not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Strong International Stock Portfolio earned a total return of -11.62% for the year ended December 31, 1997, compared to 1.78% for the Morgan Stanley Europe, Asia, Far East Index and 7.27% for the Lipper International Index.

Although European markets held fairly steady, thanks to their continuing merits of restructuring, a growing equity culture, a strong dollar, and a flurry of merger activity, even they could not make progress in the face of the crises in Asia and emerging markets. While Europe is perceived to have relatively limited Asian exposure, the contagion that spread throughout Asia moved on to Russia, Eastern Europe, and Latin America, as the sheer scale of the problems in the Far East--and the size of the International Monetary Fund bailout required--became clearer.

The vicious cycle of current account deficits, higher interest rates, mounting bad debts, slowing economies, and collapsing currencies intensified over the quarter, resulting in near bankruptcy for Korea, Thailand, and Indonesia, and diminished prospects even for the stronger nations in the region, such as Singapore and Hong Kong.

Although reduced substantially, the Portfolio's exposure to Asia continued to damage performance in the fourth quarter. As the quarter progressed, we reduced holdings in Australia and New Zealand and significantly increased weighting in Europe, which was a stabilizing influence. Two consistent characteristics of the Portfolio--emphasis on small-capitalization stocks and in emerging markets--undermined performance relative to broader indices.

We see greater security and earnings visibility in Europe, justifying our continued confidence there. Although final resolution of the Asian financial crises could be painful, eventually the potential will exist for strong stock price rallies. We intend to retain our cautious stance on the more volatile markets, while remaining alert to concrete signs of turnarounds.

We intend to focus on quality and value in 1998, which we expect will be an uneven and volatile year. Opportunities will arise for investment in stocks undervalued relative to assets and earnings flows and in quality companies with strong balance sheets and stable businesses. Timing will be critical in reentering some markets, but the patient, discriminating investor could find reward in later year recoveries.


        $10,000 Hypothetical Investment Since Inception February 9, 1996
________________________________________________________________________________

     $13,000 |  X    Strong International Stock Portfolio            |
             |  Y    Morgan Stanley EAFE Index                       |
             |  Z    Lipper International Fund Index                 |
     $12,000 |                                                       |
             |                                                       |Z-$11,912
             |                                                       |
     $11,000 |                                                       |
             |                                                       |Y-$10,733
             |                                                       |
     $10,000 |                                                       |
             |                                                       |X-$9,361
             |                                                       |
     $9,000  |_______________________________________________________|
             2/9/96                  12/31/96               12/31/97
             Inception date


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Strong International Stock Portfolio, the Morgan Stanley EAFE Index, and the Lipper International Fund Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Growth & Income Index includes reinvestment of dividends.

                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                             1 Year         Since Inception
                                                           (February 9, 1996)
                                                           ------------------
Strong International Stock Portfolio        -11.62%*            -3.43%*
Morgan Stanley EAFE Index                     1.78%              3.81%
Lipper International Fund Index               7.27%              9.68%










                            STRONG GROWTH PORTFOLIO




INVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests in equity securities that are believed to have above average capital growth potential.

PERFORMANCE
Net total return for the year ended December 31, 1997:

Strong Growth Portfolio  25.56%*
Russell 2000 Small
 Company Index           22.24%
S&P 500 Index            33.36%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the waiver and expense reimbursement, total return would have been lower.

The Strong Growth Portfolio earned a total return of 25.56% for the year ended December 31, 1997, compared to 22.24% for the Russell 2000 Small Company Index and 33.36% for the S & P 500 Index. The Portfolio benefited from its holdings in groups oriented to the domestic economy, like media, regional banks, and retailers, which outperformed overall in the quarter. However, although we reduced our holdings in companies with Southeast Asian exposure, the Portfolio was negatively impacted by the sell-off in small-and mid-cap stocks in general and in most technology and energy stocks.

The market could remain in a trading range over the next six months until the full effects of the Asian crisis are understood. We are likely to see continued volatility and swift group rotations in the meantime. Inflation and interest rates should remain low as the economy and earnings show signs of slowing. Therefore, we need to pay strict attention to the fundamentals and valuations of our companies. While we are cautious over the near term, we remain bullish for the long run.

We believe that outstanding companies with superior earnings and revenue growth will outperform the market over the long term.

These companies tend to be driven by the following:

     Visionary leadership
     Innovative new products, markets, or technologies
     Secular trends and economic conditions which provide unique advantages for particular companies or industries
     Major changes in key management personnel or corporate structure

OUR GOAL

     Pursue capital growth by focusing on stock with favorable prospects for accelerating earnings growth and selling at reasonable valuations.

     Identify attractive companies that are well-managed, globally competitive, have expanding margins, are gaining market share, and are creating new products or technologies.

     Manage  risk  by  adhering  to  price   disciplines,   monitoring   company
     fundamentals, and building moderate cash reserves as market conditions warrant.



        $10,000 Hypothetical Investment Since Inception February 9, 1996
________________________________________________________________________________

     $18,000 |  X    Strong Growth Portfolio                         |
             |  Y    Russell 2000 Small Company Index                |
             |  Z    S&P 500 Index                                   |
     $16,000 |                                                       |
             |                                                       |Z-$15,355
             |                                                       |X-$15,122
     $14,000 |                                                       |
             |                                                       |Y-$13,529
             |                                                       |
     $12,000 |                                                       |
             |                                                       |
             |                                                       |
     $10,000 |_______________________________________________________|
             2/9/96                  12/31/96               12/31/97
             Inception date


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Strong Growth Portfolio, the Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the portfolio, the S&P 500 Index and the Lipper Growth & Income Index includes reinvestment of dividends.

                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                     1 Year         Since Inception
                                                  (February 9, 1996)
                                                  ------------------
Strong Growth Portfolio              25.56%*            24.42%*
Russell 2000 Small Company Index     22.24%             17.31%
S&P 500 Index                        33.36%             25.42%






                ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO




INVESTMENT SUB-ADVISOR
Robertson Stephens & Company
 Investment Management, L.P.

ABOUT THE PORTFOLIO
Invests in securities broadly diversified over industry sectors by focusing on small and mid-cap companies expected to provide long-term capital appreciation.

PERFORMANCE
Net total return for the year ended December 31, 1997:

Robertson Stephens
 Diversified Growth      19.12%*
Russell 2000 Small
 Company Index           22.24%
S&P 500 Index            33.36%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the waiver and expense reimbursement, total return would have been lower.

The Robertson Stephens Diversified Growth Portfolio earned a total return of 19.12% for the year ended December 31, 1997 compared to 22.24% for the Russell 2000 Small Company Index and 33.36% for the S&P 500 Index for the same period. Effective May 1, 1997, we replaced Berkeley Capital Management as the Portfolio's sub-advisor.

1997 ended the third year of unprecedented extraordinary gains for major market indices. Many records were broken and it was the first time ever that we had three consecutive years of better than 20% gains for the Dow Jones Industrial Average. Large cap stocks provided the best performance once again. Except for a brief period this summer, the small cap segment of the market has lagged considerably for the third year in a row.

Valuations are not the problem. In our opinion, small and mid-cap stocks remain undervalued relative to the overall market. Concerns over Southeast Asia and other emerging economies have focused investor's attention to bigger, more liquid stocks. If small caps are going to reverse their underperformance, the next several months should be the time. We still believe that many small-cap stocks offer higher earnings growth potential in 1998 with less foreign exposure than most large-cap multinationals. While interest rates , monetary policy and liquidity might put a floor under stocks, earnings disappointments may accelerate this year. We believe that most investors are underestimating the potential for increased competition and disinflationary pressures that Asia's turmoils will bring in 1998.

We continue to be opportunistic and try to take advantage of market volatility. Some of our big winners in 1997 were bought and sold during the year--others we continue to hold. Some examples include: AgriBiotech, Herman Miller Inc., Corporate Family Solutions, MotivePower Industries and Anchor Gaming. The common denominator of these winners was the identification of a growth catalyst that helped drive earnings and valuations above expectations.

We enter 1998 even less bullish than we were 12 months ago. Whether we like it or not, we are getting later and later in both the economic and bull market cycles. Market valuations are stretched and we do not believe "It's different this time"!! The biggest economic news of 1997 was the turmoil in Asia. The big question for 1998 is what it will mean for the U.S. economy. In all likelihood it may mean a flood of imports to the United States by spring, a reduction in GDP growth and pressure on corporate earnings.

The big question for 1998 is what it will mean for the U.S. economy. In all likelihood it may mean a flood of imports to the United States by spring, a reduction in GDP growth and pressure on corporate earnings.

Pricing power has not been good in general and should become more negative for companies exposed to Asian competition.

Over the next several months, earnings preannouncements should give us a first cut at quantifying the market environment. From time to time, we may reduce (increase) our equity exposure by purchasing puts (calls) on the S&P 500.


        $10,000 Hypothetical Investment Since Inception February 9, 1996
________________________________________________________________________________

     $18,000 |  X    Robertson Stephens Diversified Growth Portfolio |
             |  Y    Russell 2000 Small Company Index                |
             |  Z    S&P 500 Index                                   |
     $16,000 |                                                       |Z-$15,355
             |                                                       |
             |                                                       |
     $14,000 |                                                       |Y-$13,529
             |                                                       |
             |                                                       |X-$12,199
     $12,000 |                                                       |
             |                                                       |
             |                                                       |
     $10,000 |_______________________________________________________|
             2/9/96                  12/31/96               12/31/97
             Inception date


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Robertson Stephens Diversified Growth Portfolio, Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the portfolio, the S&P 500 Index and the Lipper Growth & Income Index includes reinvestment of dividends.



                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                                     1 Year     Since Inception
                                                              (February 9, 1996)
                                                              -----------------
Robertson Stephens Diversified Growth Portfolio      19.12%*        11.07%*
Russell 200 Small Company Index                      22.24%         17.31%
S&P 500 Index                                        33.36%         25.42%







                     LEXINGTON CORPORATE LEADERS PORTFOLIO




INVESTMENT SUB-ADVISOR
Lexington Management Corporation

ABOUT THE PORTFOLIO
Invests in large well-established companies believed to have long-term potential for strong capital growth and earnings.

PERFORMANCE
Net total return for the year ended December 31, 1997:

Lexington Corporate
Leaders Portfolio         24.71%*
S&P 500 Index             33.36%
Lipper Growth &
  Income Index            26.96%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Growth & Income Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Lexington Corporate Leaders Portfolio earned a total return of 24.71% for the year ended December 31, 1997 compared to 33.36% for the S&P 500 Index and 26.92% for the Lipper Growth & Income Index.

Stocks turned in a record performance in 1997. However, the market turned decidedly more volatile in the second half and since the beginning of August returned only 2.4%. The chief culprit for the change in sentiment was the unfolding currency and economic crisis in several Asian and other emerging markets. The Portfolio underperformed its benchmark indices due to several factors some of which we believe were one time events that will lead to improved performance in 1998. These include Kodak which announced it would cut its payroll by 19,000 employees in 1997/1998 to better compete and Union Pacific which became the largest rail system in the nation with its acquisition of Southern Pacific Railroad. Finally, weakness in the oil sector, in which the Portfolio currently has more than an 18% weighting, also put a drag on performance.

Economic conditions in the U.S. are quite good, maybe even too good to keep the Federal Reserve from raising interest rates. The labor market is very tight with unemployment at the lowest rate in 25 years and wage rates continuing to creep upward. Economic growth remained above the Fed's stated target range. Thus, despite continued low reported inflation rates, domestic conditions would very likely tempt the Fed to raise rates, at least modestly.

The U.S. economy, however, does not exist in a vacuum. The events in Asia this fall will have significant effects on the world economies. The "Asian Tiger" economies, together with China and Japan, had represented one of the fastest growing regions of the world. As a result of the currency and market upheavals, and the heavy dose of International Monetary Fund " medicine", many of these economies will likely be in recession through 1998. Given the relatively low trade and high services components of our economy, the U.S. should be only moderately affected.

Although growth may be slowed somewhat in the U.S., the economy remains quite strong and current low interest rates will help sustain that growth. The larger issue for investors will be the outlook for corporate earnings. Analyst's estimates for 1998 appeared too optimistic to us even before the Asian crisis. Estimates have already begun to come down for the fourth quarter of 1997, but have not yet to drop materially for 1998. As estimates are reduced over the next few months, the market will likely remain volatile. On the other hand, lower interest rates provide a floor under stock prices preventing a significant decline. The key to performance in this environment will be avoiding companies with significant earnings disappointments.

By the second half of the year we believe the environment could flip around. By then, economic conditions around the world should stabilized and earnings expectations will have been reduced to more realistic levels. With the U.S. economy still on a moderate growth track, interest rates will likely be somewhat higher. Altogether probably a healthier backdrop for stocks.


        $10,000 Hypothetical Investment Since Inception February 9, 1996
________________________________________________________________________________

     $18,000 |  X    Lexington Corporate Leaders Portfolio           |
             |  Y    S&P 500 Index                                   |
             |  Z    Lipper Growth & Income Index                    |
     $16,000 |                                                       |
             |                                                       |Y-$15,355
             |                                                       |Z-$14,576
     $14,000 |                                                       |X-$14,082
             |                                                       |
             |                                                       |
     $12,000 |                                                       |
             |                                                       |
             |                                                       |
     $10,000 |_______________________________________________________|
             2/9/96                  12/31/96               12/31/97
             Inception date


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Lexington Corporate Leaders Portfolio, the S&P 500 Index, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Growth & Income Index includes reinvestment of dividends.

                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97

                                               1 Year         Since Inception
                                                             (February 9, 1996)
                                                             ------------------
Lexington Corporate Leaders Portfolio          24.71%*            19.82%*
S&P 500 Index                                  33.36%             25.42%
Lipper Growth                                  26.96%             22.02%






                                                                             LPT VARIABLE INSURANCE SERIES TRUST
                                                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                                      DECEMBER 31, 1997


                                                     HARRIS                                                               STRONG
                                                   ASSOCIATES                        BERKELEY U.S.   BERKELEY MONEY    INTERNATIONAL
                                                     VALUE       MFS TOTAL RETURN    QUALITY BOND        MARKET            STOCK
       ASSETS                                     PORTFOLIO(1)       PORTFOLIO       PORTFOLIO(2)     PORTFOLIO(3)      PORTFOLIO
                                                 ---------------- ----------------- ---------------- ---------------- --------------

       Investments at value, see accompanying         $3,164,702        $5,141,580       $1,070,607      $1,574,270       $1,494,219
       schedules
       Repurchase agreements at cost and value           431,000         1,147,000                0               0                0
       Cash                                                   81                79           20,408           1,424           21,275
       Foreign currency at value                               0             1,370                0               0           14,380
       Unrealized appreciation on forward
       foreign
           currency contracts (Note 2)                         0                 0                0               0            4,395
       Dividends and/or interest receivable                3,519            30,175           13,324               0            2,136
       Receivable for investments securities                   0             5,896                0               0            6,824
       sold
       Receivable for Trust shares sold                    2,005            56,611                0               0            2,004
       Expense reimbursements receivable
                                                           15,050            6,263           14,410          15,078           12,767

       Other assets
                                                            2,010            2,010            2,010           2,010            2,010
                                                            -----            -----            -----           -----            -----
                TOTAL ASSETS                          $3,618,367        $6,390,984       $1,120,759      $1,592,782       $1,560,010

       Investments at cost                            $2,841,440        $4,732,528       $1,041,258      $1,574,270       $1,580,000
       Foreign currency at cost                               $0            $1,399               $0              $0          $14,696

       LIABILITIES

       Payable for investments securities                     $0          $337,340               $0              $0          $34,725
       purchased
       Payable for Trust shares redeemed                  65,865            46,681           11,476         191,983            1,518
       Unrealized depreciation on forward
       foreign
           currency contracts (Note 2)                         0                 0                0               0              339
       Custodian fees payable                              5,311             8,545            5,316           5,493            8,559
       Advisory fees payable                               3,031             3,785              561             642              993
       Accrued legal and audit fees                       15,930            15,930           15,930          15,930           15,930
       Accrued expenses and other liabilities              5,578             5,695            5,577           5,577            5,656
                                                           -----             -----            -----           -----            -----

                TOTAL LIABILITIES                         95,715           417,976           38,860         219,625           67,720

       Net Assets                                     $3,522,652        $5,973,008       $1,081,899      $1,373,157       $1,492,290
                                                      ==========        ==========       ==========      ==========       ==========

       COMPONENTS OF NET ASSETS:
            Paid-in capital                           $3,199,390        $5,527,683       $1,056,490      $1,373,157       $1,700,650
            Undistributed net investment                       0               996                0               0            (345)
            income (loss)
            Accumulated net realized gain (loss)
            on securities
              and foreign currency transactions                0            35,306          (3,940)               0        (125,974)
            Net unrealized appreciation
            (depreciation) of securities
              and foreign currency transactions          323,262           409,023           29,349               0         (82,041)
                                                         -------           -------           ------               -         -------

       NET ASSETS                                     $3,522,652        $5,973,008       $1,081,899      $1,373,157       $1,492,290
                                                      ==========        ==========       ==========      ==========       ==========
       SHARES OUTSTANDING (UNLIMITED
       AUTHORIZATION,
        $.01 PAR VALUE)                                   261,935          466,463          109,188       1,373,157          167,642
                                                          -------          -------          -------       ---------          -------

       NET ASSET VALUE, OFFERING PRICE AND
       REDEMPTION
       PRICE, PER SHARE (NET ASSETS/SHARES
       OUTSTANDING)                                        $13.45           $12.80            $9.91           $1.00            $8.90
                                                           ======           ======            =====           =====            =====

       (1) Formerly MAS Value Portfolio
       (2) Formerly Salomon U.S. Quality Bond Portfolio
       (3) Formerly Salomon Money Market Portfolio
       (4) Formerly Berkeley Smaller Companies Portfolio

                       LPT VARIABLE INSURANCE SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997


                                                                                          LEXINGTON
                                                                   ROBERTSON STEPHENS    CORPORATE
                                                  STRONG GROWTH    DIVERSIFIED GROWTH     LEADERS
       ASSETS                                       PORTFOLIO         PORTFOLIO(4)       PORTFOLIO
                                                 ---------------- --------------------- --------------

       Investments at value, see accompanying           $2,795,883        $3,130,940       $3,407,601
       schedules
       Repurchase agreements at cost and value             417,000           393,000         111,000
       Cash                                                    803                76              14
       Foreign currency at value                                 0                 0               0
       Unrealized appreciation on forward
       foreign
           currency contracts (Note 2)                           0                 0               0
       Dividends and/or interest receivable                  1,796               506           6,211
       Receivable for investments securities                17,900                 0               0
       sold
       Receivable for Trust shares sold                      2,004             1,002           1,002
       Expense reimbursements receivable
                                                            11,416            10,629           9,186

       Other assets
                                                             2,010             2,010            2,010
                                                             -----             -----            -----
                TOTAL ASSETS                            $3,248,812        $3,538,163       $3,537,024

       Investments at cost                              $2,339,514        $2,766,662       $3,085,219
       Foreign currency at cost                                 $0                $0              $0

       LIABILITIES

       Payable for investments securities                 $148,453           $51,719              $0
       purchased
       Payable for Trust shares redeemed                   156,747             3,843          54,169
       Unrealized depreciation on forward
       foreign
           currency contracts (Note 2)                           0                 0               0
       Custodian fees payable                                7,798             6,533           6,146
       Advisory fees payable                                 1,937             2,398           1,897
       Accrued legal and audit fees                         15,930            15,930          15,930
       Accrued expenses and other liabilities                5,593             5,593           5,577
                                                             -----             -----           -----

                TOTAL LIABILITIES                          336,458            86,016          83,719

       Net Assets                                       $2,912,354        $3,452,147       $3,453,305
                                                        ==========        ==========       ==========

       COMPONENTS OF NET ASSETS:
            Paid-in capital                             $2,513,204        $3,248,650       $3,116,813
            Undistributed net investment                         0                 0               0
            income (loss)
            Accumulated net realized gain (loss)
            on securities
              and foreign currency transactions           (57,219)         (160,781)          14,110
            Net unrealized appreciation
            (depreciation) of securities
              and foreign currency transactions            456,369           364,278         322,382
                                                           -------           -------         -------

       NET ASSETS                                       $2,912,354        $3,452,147       $3,453,305
                                                        ==========        ==========       ==========
       SHARES OUTSTANDING (UNLIMITED
       AUTHORIZATION,
        $.01 PAR VALUE)                                    216,183           337,840          257,809
                                                           -------           -------          -------

       NET ASSET VALUE, OFFERING PRICE AND
       REDEMPTION
       PRICE, PER SHARE (NET ASSETS/SHARES
       OUTSTANDING)                                         $13.97            $10.22           $13.39
                                                            ======            ======           ======

       (1) Formerly MAS Value Portfolio
       (2) Formerly Salomon U.S. Quality Bond Portfolio
       (3) Formerly Salomon Money Market Portfolio
       (4) Formerly Berkeley Smaller Companies Portfolio

                        See Notes to Financial Statements


                       LPT VARIABLE INSURANCE SERIES TRUST
                            STATEMENTS OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1997


                                                  HARRIS
                                                ASSOCIATES       MFS TOTAL      BERKELEY U.S    BERKELEY MONEY         STRONG
                                                   VALUE           RETURN      QUALITY BOND         MARKET         INTERNATIONAL
                                               PORTFOLIO(1)      PORTFOLIO     PORTFOLIO(2)      PORTFOLIO(3)     STOCK PORTFOLIO
                                              ---------------- --------------- -------------- ------------------- -----------------
         INVESTMENT INCOME
         Income:
                 Dividends                            $31,021         $40,147             $0                  $0           $24,313
                 Foreign withholding tax on
                      dividend  income                  (102)           (478)              0                   0           (2,962)
                  Interest                              8,253          84,918         98,014              91,915             9,705
                                                        -----          ------         ------              ------             -----
                  TOTAL INVESTMENT INCOME              39,172         124,587         98,014              91,915            31,056
                                                       ------         -------         ------              ------            ------
         EXPENSES:
               Investment advisory fees                20,567          22,830          7,955               7,560            10,737
               Custodian fees                          33,544          60,161         30,494              29,447            51,591
               Printing expenses                        1,394           1,394          1,394               1,394             1,394
               Legal and audit fees                    25,780          25,780         25,780              25,780            25,780
               Insurance expense                        1,939           1,939          1,939               1,939             1,939
               Trustees' fees and expenses              3,676           3,676          3,676               3,676             3,676
               Other expense                            2,421           2,421          2,421               2,421             2,421
                                                        -----           -----          -----               -----             -----
               Expenses before expense
                reimbursement                          89,321         118,201         73,659              72,217            97,538
               Expense reimbursement                 (62,010)        (78,936)       (59,341)            (57,225)          (76,210)
                (Note 3)                             -------         -------        -------             -------           -------
                  TOTAL EXPENSES                       27,311          39,265         14,318              14,992            21,328
                                                       ------          ------         ------              ------            ------
         NET INVESTMENT INCOME                         11,861          85,322         83,696              76,923             9,728
                                                       ------          ------         ------              ------             -----
         REALIZED AND UNREALIZED GAIN
         (LOSS) ON INVESTMENTS

         Net realized gain (loss) on
          securities and foreign currency
          transactions                                309,569         133,356         18,375                   0          (70,392)
         Net change in unrealized
          appreciation (depreciation) of
          securities and foreign currency
          transactions                                148,504         311,415         23,041                   0         (130,748)
                                                      -------         -------         ------                   -         --------

         NET GAIN (LOSS)  ON INVESTMENTS              458,073         444,771         41,416                   0         (201,140)
                                                      -------         -------         ------                   -         --------
         NET INCREASE (DECREASE) IN NET
         ASSETS RESULTING FROM OPERATIONS            $469,934        $530,093       $125,112             $76,923        ($191,412)
                                                     ========        ========       ========             =======        =========

           (1) Formerly MAS Value Portfolio
           (2) Formerly Salomon U.S. Quality Bond Portfolio
           (3) Formerly Salomon Money Market Portfolio
           (4) Formerly Berkeley Smaller Companies Portfolio


                        See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                            STATEMENTS OF OPERATIONS
                               FOR THE YEAR ENDED
                                DECEMBER 31, 1997


                                                                                       LEXINGTON
                                                                ROBERTSON STEPHENS     CORPORATE
                                               STRONG GROWTH    DIVERSIFIED GROWTH      LEADERS
                                                 PORTFOLIO         PORTFOLIO(4)        PORTFOLIO
                                              ----------------- -------------------- ---------------
         INVESTMENT INCOME
         Income:
                 Dividends                             $12,397           $5,413           $42,824
                 Foreign withholding tax on
                      dividend  income                    (34)             (26)             (464)
                  Interest                              11,061            8,401              3,777
                                                        ------                              -----
                  TOTAL INVESTMENT INCOME               23,424           13,788            46,137
                                                        ------           ------            ------
         EXPENSES:
               Investment advisory fees                 17,116           19,812            13,153
               Custodian fees                           48,993           38,539            34,170
               Printing expenses                         1,394            1,394             1,394
               Legal and audit fees                     25,780           25,780            25,780
               Insurance expense                         1,939            1,939             1,939
               Trustees' fees and expenses               3,676            3,676             3,676
               Other expense                             2,421            2,421             2,421
                                                         -----            -----             -----
               Expenses before expense
                reimbursement                          101,319           93,561            82,533
               Expense reimbursement                  (71,882)         (64,876)          (56,431)
                (Note 3)                              -------          -------           -------
                  TOTAL EXPENSES                        29,437           28,685            26,102
                                                        ------           ------            ------
         NET INVESTMENT INCOME                          (6,013)        (14,897)            20,035
                                                        -------         -------            ------
         REALIZED AND UNREALIZED GAIN
         (LOSS) ON INVESTMENTS

         Net realized gain (loss) on
          securities and foreign currency
          transactions                                 214,565          104,555           209,511
         Net change in unrealized
          appreciation (depreciation) of
          securities and foreign currency
          transactions                                 316,734          396,298           173,395
                                                       -------          -------           -------

         NET GAIN (LOSS)  ON INVESTMENTS               531,299          500,853           382,906
                                                       -------          -------           -------
         NET INCREASE (DECREASE) IN NET
         ASSETS RESULTING FROM OPERATIONS             $525,286         $485,956          $402,941
                                                      ========         ========          ========

           (1) Formerly MAS Value Portfolio
           (2) Formerly Salomon U.S. Quality Bond Portfolio
           (3) Formerly Salomon Money Market Portfolio
           (4) Formerly Berkeley Smaller Companies Portfolio


                        See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS





                                                    HARRIS ASSOCIATES                      MFS TOTAL RETURN
                                                   VALUE PORTFOLIO (1)                         PORTFOLIO
                                           -------------------------------------- ------------------------------------
                                              Year Ended         Period Ended       Year Ended       Period Ended
                                           December 31,1997    December 31,1996*  December 31, 1997  December 31, 1996*
                                           ----------------    -----------------  -----------------  ------------------

       INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS
       Net investment income                        $11,861           $10,502             $85,322         $27,104

       Net realized gain (loss) on
        securities and foreign currency
        transactions                                309,569            49,011             133,356         (2,959)
       Net change in unrealized
        appreciation (depreciation)of
        securities and foreign
        currency transactions during                148,504           174,758             311,415          97,608
        the period                                  -------           -------             -------          ------

       Net increase (decrease) in net
       assets resulting from operations             469,934           234,271             530,093         121,753
                                                    -------           -------             -------         -------
       DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                       (11,864)          (10,502)            (84,797)        (26,938)
                                                   -------           -------             -------         -------
       Net realized gain on investments            (326,649)         (31,932)            (94,786)               0
                                                   --------          -------             -------                -
           Total distributions                    (338,513)          (42,434)           (179,583)        (26,938)

       SHARE TRANSACTIONS

       Net proceeds from sale of shares           2,687,516         1,387,694           4,879,026       1,661,251
       Issued to shareholders in
       reinvestment of dividends                    338,513            42,434             179,583          26,938

       Cost of  shares repurchased              (1,055,861)         (200,902)            (964,786)       (254,329)
                                                ----------          --------             --------        --------
         Net increase (decrease) from
       share transactions(Note 5)                 1,970,168         1,229,226            4,093,823       1,433,860
                                                  ---------         ---------            ---------       ---------

       TOTAL INCREASE IN NET ASSETS               2,101,589         1,421,063            4,444,333       1,528,675
                                                  ---------         ---------            ---------       ---------
       NET ASSETS AT BEGINNING OF PERIOD          1,421,063                 0            1,528,675               0
                                                  ---------                 -            ---------               -

       NET ASSETS AT END OF PERIOD               $3,522,652        $1,421,063           $5,973,008      $1,528,675
                                                 ==========        ==========           ==========      ==========
       Accumulated undistributed net
        investment income (loss) included
        in net assets at end of period            $       0        $        0           $      996      $      166
                                                  =========        ==========           ==========      ==========

       (1) Formerly MAS Value Portfolio
       (2) Formerly Salomon U.S. Quality Bond Portfolio
       (3) Formerly Salomon Money Market Portfolio
       *For the period January 31, 1996  (Commencement of Operations) to  December 31, 1996


                        See Notes to Financial Statements



                       LPT VARIABLE INSURANCE SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS





                                             BERKELEY U. S. QUALITY BOND            BERKELEY MONEY MARKET
                                                     PORTFOLIO(2)                       PORTFOLIO(3)
                                           ---------------------------------- ----------------------------------
                                               Year Ended          Period Ended       Year Ended         Period Ended
                                             December 31, 1997   December 31, 1996*  December 31, 1997  December 31, 1996*
                                             -----------------   ------------------  -----------------  ------------------

       INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS
       Net investment income                  $83,696                $64,084              $76,923       $42,722

       Net realized gain (loss) on
        securities and foreign currency
        transactions                           18,375               (22,025)                    0             0
       Net change in unrealized
        appreciation (depreciation)of
        securities and foreign
        currency transactions during           23,041                 6,308                     0             0
        the period                             ------                 -----                     -             -

       Net increase (decrease) in net
       assets resulting from operations        125,112               48,367                76,923        42,722
                                               -------               ------                ------        ------
       DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                  (83,993)               (64,078)             (76,923)      (42,722)
                                               -------                -------              -------       -------
       Net realized gain on investments              0                      0                    0             0
                                                     -                      -                    -             -
           Total distributions                (83,993)                (64,078)             (76,923)      (42,722)

       SHARE TRANSACTIONS

       Net proceeds from sale of shares        222,203               1,674,647           14,018,379     3,995,273
       Issued to shareholders in
       reinvestment of dividends                83,993                  64,078               76,923        42,722

       Cost of  shares repurchased            (817,964)              (170,466)         (13,900,532)   (2,859,608)
                                              --------               --------          -----------    ----------
         Net increase (decrease) from
       share transactions(Note 5)             (511,768)              1,568,259              194,770     1,178,387
                                              --------               ---------              -------     ---------

       TOTAL INCREASE IN NET ASSETS           (470,649)              1,552,548              194,770     1,178,387
                                              --------               ---------              -------     ---------
       NET ASSETS AT BEGINNING OF PERIOD      1,522,548                      0            1,178,387             0
                                              ---------                      -            ---------             -

       NET ASSETS AT END OF PERIOD           $1,081,899             $1,552,548           $1,373,157    $1,178,387
                                             ==========             ==========           ==========    ==========
       Accumulated undistributed net
        investment income (loss) included
        in net assets at end of period        $       0             $        6           $        0    $        0
                                              =========             ==========           ==========    ==========

       (1) Formerly MAS Value Portfolio
       (2) Formerly Salomon U.S. Quality Bond Portfolio
       (3) Formerly Salomon Money Market Portfolio
       *For the period January 31, 1996  (Commencement of Operations) to  December 31, 1996


                        See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS





                                                  STRONG INTERNATIONAL                     STRONG GROWTH
                                                     STOCK PORTFOLIO                         PORTFOLIO
                                           ------------------------------------ ------------------------------------
                                              Year Ended        Period Ended       Year Ended       Period Ended
                                          December 31, 1997   December 31, 1996*  December 31, 1997 December 31, 1996*
                                          -----------------   ------------------  ------------------------------------

       INCREASE (DECREASE) IN NET ASSETS
        FROM OPERATIONS
       Net investment income                         $9,728          $2,799            ($6,013)          $26,176

       Net realized gain/(loss) on
        securities and foreign currency
        transactions                                (70,392)         10,921             214,565          106,629
       Net unrealized appreciation
        (depreciation) of securities and
        foreign currency transactions
        during the period                          (130,748)         48,707             316,734          139,635
                                                   --------          ------             -------          -------
       Net increase (decrease) in net
       assets resulting from operations            (191,412)         62,427             525,286          272,440
                                                   --------          ------             -------          -------
       DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                        (9,932)            (576)               (93)         (26,083)
       Net realized gain on investments            (62,644)          (6,253)          (301,894)         (70,506)
                                                   -------           ------           --------          -------

           Total distributions                     (72,576)          (6,829)          (301,987)         (96,589)

       SHARE TRANSACTIONS
       Net proceeds from sale of shares             945,574       1,327,854           2,330,737        1,481,628
       Issued to shareholders in
       reinvestment of
          dividends                                  72,576           6,829             301,987           96,589
       Cost of  shares repurchased                (483,041)       (169,112)         (1,456,632)        (241,105)
                                                  --------        --------          ----------         --------
       Net increase from share
       transactions (Note 5)                        535,109       1,165,571           1,176,092        1,337,112
                                                    -------       ---------           ---------        ---------

       TOTAL INCREASE IN NET ASSETS                 271,121       1,221,169           1,399,391        1,512,963
                                                    -------       ---------           ---------        ---------
       NET ASSETS AT BEGINNING OF PERIOD          1,221,169               0           1,512,963                0
                                                  ---------               -           ---------                -
       NET ASSETS AT END OF PERIOD               $1,492,290      $1,221,169          $2,912,354       $1,512,963
                                                 ==========      ==========          ==========       ==========

       Accumulated undistributed net
        investment income (loss) included in
        net assets at end of period              $    (345)      $        0          $       93       $        0
                                                 =========       ==========          ==========       ==========

(4)  Formerly Berkeley Smaller Companies Portfolio

* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                        See Notes to Financial Statements



                       LPT VARIABLE INSURANCE SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS





                                            ROBERTSON STEPHENS DIVERSIFIED                  LEXINGTON CORPORATE
                                                 GROWTH PORTFOLIO(4)                         LEADERS PORTFOLIO
                                          ---------------------------------       -------------------------------------
                                               Year Ended        Period Ended           Year Ended        Period Ended
                                           December 31, 1997  December 31, 1996*   December 31,1997  December 31, 1996*
                                           -----------------  ------------------   ----------------  ------------------

       INCREASE (DECREASE) IN NET ASSETS
        FROM OPERATIONS
       Net investment income                 ($14,897)          $253,443                      $20,035            $14,001

       Net realized gain/(loss) on
        securities and foreign currency
        transactions                           104,555         (265,336)                      209,511                (2)
       Net unrealized appreciation
        (depreciation) of securities and
        foreign currency transactions
        during the period                      396,298          (32,020)                      173,395            148,987
                                               -------          -------                       -------            -------
       Net increase (decrease) in net
       assets resulting from operations        485,956           (43,913)                     402,941            162,986
                                               -------           -------                      -------            -------
       DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                      (20)         (253,423)                     (20,558)           (13,899)
       Net realized gain on investments              0                 0                    (195,399)                  0
                                                     -                 -                    --------                   -

           Total distributions                    (20)          (253,423)                   (215,957)            (13,899)

       SHARE TRANSACTIONS
       Net proceeds from sale of shares      2,410,896         2,060,025                    3,057,461          1,250,539
       Issued to shareholders in
       reinvestment of
          dividends                                 20           253,423                      215,957             13,929
       Cost of  shares repurchased           (885,949)         (574,868)                  (1,330,518)           (90,134)
                                             --------          --------                   ----------            -------
       Net increase from share
       transactions (Note 5)                 1,524,967         1,738,580                    1,942,900          1,174,334
                                             ---------         ---------                    ---------          ---------

       TOTAL INCREASE IN NET ASSETS          2,010,903         1,441,244                    2,942,900          1,323,421
                                             ---------         ---------                    ---------          ---------
       NET ASSETS AT BEGINNING OF PERIOD     1,441,244                 0                    1,323,421                  0
                                             ---------                 -                    ---------                  -
       NET ASSETS AT END OF PERIOD           $3,452,147        $1,441,244                   $3,453,305         $1,323,421
                                             ==========        ==========                   ==========         ==========

       Accumulated undistributed net
        investment income (loss) included in
        net assets at end of period          $        0        $         0                  $       0          $       102
                                             ==========        ===========                  ==========         ============

(4)  Formerly Berkeley Smaller Companies Portfolio

* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996






                        See Notes to Financial Statements


                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                  HARRIS ASSOCIATES                       MFS TOTAL RETURN
                                                 VALUE PORTFOLIO (1)                         PORTFOLIO
                                         -------------------------------------- -------------------------------------
                                            Year Ended          Period Ended         Year Ended         Period Ended
                                        December 31, 1997    December 31, 1996*   December 31, 1997   December 31, 1996*
                                        -----------------    ------------------   -----------------   ------------------

   Net asset value, beginning of period        $11.86              $10.00             $10.90             $10.00

   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (a)                     0.08                0.10               0.35               0.25
   Net realized and unrealized gain
     (loss) on
     investments                                 2.94                2.13               1.95               0.85
                                                 ----                ----               ----               ----
   Total from investment operations              3.02                2.23               2.30               1.10
                                                 ----                ----               ----               ----


   LESS DISTRIBUTIONS:
   Dividends from net investment income        (0.05)              (0.10)             (0.19)             (0.20)
   Distributions from net realized             (1.38)              (0.27)             (0.21)             (0.00)
                                               -----               -----              -----              -----
     capital gains
   Total distributions                         (1.43)              (0.37)             (0.40)             (0.20)
                                               -----               -----              -----              -----

   Net asset value, end of period              $13.45              $11.86             $12.80             $10.90
                                               ======              ======             ======             ======

   TOTAL RETURN ++                             25.56%              20.39%             21.18%              9.81%
                                               =====               =====              =====               ====

   RATIOS TO AVERAGE NET
     ASSETS/SUPPLEMENTAL
      DATA

   Net assets, end of period (in 000's)
                                               $3,523              $1,421             $5,973             $1,529
   Ratio of operating expenses to
     average net
     assets                                     1.29%              1.26%+              1.29%             1.26%+

   Ratio of net investment income to
     average net
      assets                                    0.56%              1.01%+              2.80%             2.59%+

   Portfolio turnover rate                     84.94%              41.08%            103.75%             53.91%

   Average commission rate per share
     +++                                      $0.0595             $0.0542            $0.0532            $0.0571
   Ratio of operating expenses to
     average net
     assets before expense                      4.22%              7.55%+              3.88%             7.84%+
     reimbursements
   Net investment income (loss) per
     share before
     expense reimbursements (a)
                                              ($0.32)             ($0.52)              $0.03            ($0.38)



+    Annualized
++ Total returns represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.
(a)  Based on the average of the daily shares outstanding throughout the year.
(1)  Formerly MAS Value Portfolio
(2)  Formerly Salomon U.S. Quality Bond Portfolio
(3)  Formerly Salomon Money Market Portfolio
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                        See Notes to Financial Statements



                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                             BERKELEY U. S. QUALITY BOND                BERKELEY MONEY MARKET
                                                      PORTFOLIO(2)                           PORTFOLIO(3)
                                        ------------------------------------ ----------------------------------
                                                Year Ended        Period Ended       Year Ended         Period Ended
                                             December 31, 1997  December 31, 1996*  December 31, 1997  December 31, 1996*
                                             -----------------  ------------------  -----------------  ------------------

   Net asset value, beginning of period        $9.81                   $10.00            $1.00             $1.00

   INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (a)                    0.58                     0.49             0.05              0.04
   Net realized and unrealized gain
     (loss) on
     investments                                0.34                   (0.25)             0.00              0.00
                                                ----                   -----              ----              ----
   Total from investment operations             0.92                     0.24             0.05              0.04
                                                ----                     ----             ----              ----


   LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.82)                   (0.43)           (0.05)            (0.04)
   Distributions from net realized           ( 0.00)                   (0.00)           (0.00)            (0.00)
                                             - ----                    -----            -----             -----
     capital gains
   Total distributions                        (0.82)                   (0.43)           (0.05)            (0.04)
                                              -----                    -----            -----             -----

   Net asset value, end of period              $9.91                    $9.81            $1.00             $1.00
                                               =====                    =====            =====             =====

   TOTAL RETURN ++                             9.45%                    2.27%            4.58%             3.93%
                                               ====                     ====             ====              ====

   RATIOS TO AVERAGE NET
     ASSETS/SUPPLEMENTAL
      DATA

   Net assets, end of period (in 000's)       $1,082                   $1,553           $1,373            $1,178

   Ratio of operating expenses to
     average net
     assets                                    0.99%                   0.97%+            0.89%            0.87%+

   Ratio of net investment income to
     average net
      assets                                   5.79%                   5.41%+            4.58%            4.43%+

   Portfolio turnover rate                   431.63%                  231.03%            4.58%               N/A

   Average commission rate per share
     +++                                         N/A                      N/A              N/A               N/A
   Ratio of operating expenses to
     average net
     assets before expense                     5.09%                   5.79%+            4.30%            6.67%+
     reimbursements
   Net investment income (loss) per
     share before
     expense reimbursements (a)
                                               $0.17                    $0.05            $0.01           ($0.01)


+    Annualized
++ Total returns represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.
(a)  Based on the average of the daily shares outstanding throughout the year.
(1)  Formerly MAS Value Portfolio
(2)  Formerly Salomon U.S. Quality Bond Portfolio
(3)  Formerly Salomon Money Market Portfolio
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                        See Notes to Financial Statements





                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                   STRONG INTERNATIONAL                      STRONG GROWTH
                                                      STOCK PORTFOLIO                          PORTFOLIO
                                           -------------------------------------- -------------------------------------
                                              Year Ended         Period Ended         Year Ended           Period Ended
                                           December 31, 1997   December 31, 1996*   December 31, 1997    December 31, 1996*
                                           -----------------   ------------------   -----------------    ------------------

     Net asset value, beginning of period        $10.58              $10.00            $11.92               $10.00

     INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (a)                     0.07                0.03            (0.04)                 0.25
     Net realized and unrealized gain
     (loss) on
       investments                               (1.30)                0.61              3.07                 2.49
                                                 -----                 ----              ----                 ----
     Total from investment operations            (1.23)                0.64              3.03                 2.74
                                                 -----                 ----              ----                 ----

     LESS DISTRIBUTIONS:
     Dividends from net investment income        (0.06)              (0.01)              0.00               (0.22)
     Distributions from net realized             (0.39)              (0.05)            (1.48)               (0.60)
                                                 -----               -----             -----                 -----
     capital gains
     Total distributions                         (0.45)              (0.06)            (1.48)               (0.82)
                                                 -----                -----             -----                -----

     Net asset value, end of period               $8.90              $10.58            $13.47               $11.92
                                                  -----              ------            ------               ------

     TOTAL RETURN ++                             (11.62%)              5.85%            25.56%               20.27%
                                                 ------                ----             -----                -----
     RATIOS TO AVERAGE NET
     ASSETS/SUPPLEMENTAL
        DATA

     Net assets, end of period (in 000's)        $1,492              $1,221            $2,912               $1,513
     Ratio of operating expenses to
     average net
       assets                                      1.49%              1.45%+             1.29%                1.26%+
     Ratio of net investment income to
     average net
        assets                                     0.68%               0.27%+           (0.26%)               2.25%+
     Portfolio turnover rate                     165.59%              49.32%           270.11%              422.67%
     Average commission rate per share          $0.0108             $0.0096           $0.0662              $0.0575
     Ratio of operating expenses to
     average net
       assets before expense                       6.81%               7.74%+            4.44%                7.09%+
     reimbursements
     Net investment income (loss) per
     share before
       expense reimbursements (a)                ($0.49)             ($0.58)           ($0.46)              ($0.39)

+    Annualized

++ Total returns represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

(a)  Based on the average of the daily shares  outstanding  throughout the year.
     (4) Formerly Berkeley Smaller  Companies  Portfolio
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996





                        See Notes to Financial Statements


                       LPT VARIABLE INSURANCE SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                               ROBERTSON STEPHENS DIVERSIFIED                     LEXINGTON CORPORATE
                                                    GROWTH PORTFOLIO(4)                            LEADERS PORTFOLIO
                                             -----------------------------------            ---------------------------------
                                               Year Ended         Period Ended               Year Ended              Period Ended
                                            December 31, 1997    December 31, 1996*        December 31, 1997      December 31, 1996*
                                            -----------------    ------------------        -----------------      ------------------

     Net asset value, beginning of period          $8.58               $10.00                    $11.44                   $10.00

     INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (a)                    (0.07)                 2.10                      0.13                     0.14
     Net realized and unrealized gain
     (loss) on
       investments                                  1.71               (1.69)                      2.70                     1.42
                                                    ----               -----                       ----                     ----
     Total from investment operations               1.64                 0.41                      2.83                     1.56
                                                    ----                 ----                      ----                     ----

     LESS DISTRIBUTIONS:
     Dividends from net investment income           0.00               (1.83)                    (0.08)                   (0.12)
     Distributions from net realized                0.00               (0.00)                    (0.80)                   (0.00)
                                                    ----                -----                     -----                    -----
     capital gains
     Total distributions                            0.00               (1.83)                    (0.88)                   (0.12)
                                                    ----                -----                     -----                    -----

     Net asset value, end of period               $10.22                $8.58                    $13.39                   $11.44
                                                  ------                -----                    ------                   ------

     TOTAL RETURN ++                               19.12%                2.42%                    24.71%                   12.84%
                                                   -----                 ----                     -----                    -----
     RATIOS TO AVERAGE NET
     ASSETS/SUPPLEMENTAL
        DATA

     Net assets, end of period (in 000's)         $3,452               $1,441                    $3,453                   $1,323
     Ratio of operating expenses to
     average net
       assets                                       1.39%                1.36%+                    1.29%                    1.26%+
     Ratio of net investment income to
     average net
        assets                                     (0.72%)              20.30%+                    0.99%                    1.40%+
     Portfolio turnover rate                      234.54%             2242.85%                    35.69%                    0.00%
     Average commission rate per share           $0.0540              $0.0478                   $0.0622                  $0.0500
     Ratio of operating expenses to
     average net
       assets before expense                        4.53%                7.02%+                    4.08%                    6.86%+
     reimbursements
     Net investment income (loss) per
     share before
       expense reimbursements (a)                 ($0.35)               $1.51                    ($0.24)                  ($0.41)

+    Annualized

++ Total returns represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

(a)  Based on the average of the daily shares  outstanding  throughout the year.
     (4) Formerly Berkeley Smaller  Companies  Portfolio
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996





                        See Notes to Financial Statements





                    THE LPT VARIABLE INSURANCE SERIES TRUST
                        HARRIS ASSOCIATES VALUE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997
                                                                        VALUE
SHARES                                                                (NOTE 2)
------                                                                --------

COMMON STOCKS - 89.84%
         BROADCASTING & PUBLISHING - 11.98%
3,500    Dun & Bradstreet Corporation............................      $108,281
3,800    Lee Enterprises, Inc. ..................................       112,337
3,950    Tele-Communications, Inc. (New)+........................       110,353
3,150    U.S. West, Inc. +.......................................        90,956
                                                                         ------
                                                                        421,927
                                                                        -------
         BASIC INDUSTRIES - 10.72%
4,800    DeBeers Consolidated Mines, Ltd., ADR...................        98,100
1,900    First Brands Corporation................................        51,181
3,050    Fort James Corporation..................................       116,663
3,850    Premark International, Inc..............................       111,650
                                                                        -------
                                                                        377,594
                                                                        -------
         FINANCIAL SERVICES - 9.93%
1,200    AON Corporation.........................................        70,350
1,323    Federal National Mortgage Association...................        75,494
  888    Mellon Bank Corporation.................................        53,835
1,920    Old Republic International Corporation..................        71,400
1,700    PartnerRe, Ltd..........................................        78,838
                                                                         ------
                                                                        349,917
                                                                        -------
         CONSUMER BASICS - 8.92%
5,400    American Stores Company.................................       111,037
2,950    Black & Decker Corporation..............................       115,234
1,943    Philip Morris Companies, Inc............................        88,042
                                                                         ------
                                                                        314,313
                                                                        -------
         CAPITAL GOODS - 6.89%
3,100    General Signal Corporation..............................       130,781
2,800    UCAR International, Inc. +..............................       111,825
                                                                        -------
                                                                        242,606
                                                                        -------

         CONSUMER NON-DURABLES - 5.78%
2,200    Mattel, Inc. ...........................................        81,950
2,500    Polaroid Corporation....................................       121,719
                                                                        -------
                                                                        203,669
                                                                        -------
         CONSUMER SERVICES - 5.41%
3,400    Brunswick Corporation...................................       103,063
1,850    GC Companies, Inc. +....................................        87,644
                                                                         ------
                                                                        190,707
                                                                        -------




                        See Notes to Financial Statements


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                        HARRIS ASSOCIATES VALUE PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
                                                                        VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - (Continued)
         CONSTRUCTION MATERIALS - 5.37%
1,350    Armstrong World Industries, Inc. .......................      $100,913
1,800    USG Corporation +.......................................        88,200
                                                                         ------
                                                                        189,113
                                                                        -------
         CONGLOMERATES - 5.16%
3,200    ITT Industries, Inc. ...................................       100,400
2,700    U.S. Industries, Inc. ..................................        81,338
                                                                         ------
                                                                        181,738
                                                                        -------
         ENERGY - 3.43%
5,800    Union Texas Petroleum Holdings, Inc. ...................       120,713
                                                                        -------
         TECHNOLOGY - 3.07%
1,100    Lockheed Martin Corporation.............................       108,350
                                                                        -------
         DRUGS & HEALTH CARE - 2.78%
3,300    Columbia/HCA Healthcare Corporation.....................        97,762
                                                                         ------
         REAL ESTATE - 2.73%
4,800    Catellus Development Corporation +......................        96,000
                                                                         ------
         CHEMICALS - 2.69%
3,900    Ferro Corporation.......................................        94,819
                                                                         ------
         CONSUMER DURABLES - 2.67%
2,600    Echlin, Inc. ...........................................        94,087
                                                                         ------
         AUTOS & TRANSPORTATION - 2.31%
1,700    Bandag, Inc., Class A...................................        81,387
                                                                         ------

         TOTAL COMMON STOCKS (COST $2,841,440)...................     3,164,702
                                                                      ---------

PRINCIPAL
AMOUNT
------

SHORT-TERM OBLIGATIONS - 12.23%
$431,000        Repurchase Agreement with State Street
                Bank and Trust Company, dated 12/31/97 at
                5.0%, due 01/02/98, maturity value $431,120
                (collateralized by U.S. Treasury Note,
                5.625%, due 10/31/99, par value $440,000;
                market value $443,277) (Cost $431,000)...........       431,000
                                                                        -------







                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                        HARRIS ASSOCIATES VALUE PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
                                                                        VALUE
                                                                       (NOTE 2)
                                                                       --------

TOTAL INVESTMENTS (COST $3,272,440*)................. 102.07%        $3,595,702
OTHER ASSETS AND LIABILITIES (NET)................... (2.07)           (73,050)
NET ASSETS........................................... 100.00%        $3,522,652
                                                      ------         ----------

*    Aggregate cost for Federal tax purposes (Note 4)

+    Non-income producing security



         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt
         ---------------------------------------------------------------


                        See Notes to Financial Statements





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - 52.62%
         FINANCIAL SERVICES - 13.76%
   130   Allstate Corporation....................................       $11,814
   620   American Express Company................................        55,335
   480   Arden Reality, Inc. ....................................        14,760
   240   BB&T Corporation........................................        15,375
    70   BankBoston Corporation..................................         6,576
   790   Bank of New York Company, Inc...........................        45,672
   100   Beneficial Corporation..................................         8,298
   175   Chase Manhattan Corporation (New).......................        19,163
   590   Chubb Corporation.......................................        44,619
   310   CIGNA Corporation.......................................        53,649
   200   CIT Group, Inc., Class A  +.............................         6,450
   270   Corestates Financial Corporation........................        21,617
   585   A.G. Edwards, Inc. .....................................        23,254
   400   Federal Home Loan Mortgage Corporation..................        16,775
   740   Federal National Mortgage Association...................        42,226
   200   Fleet Financial Group, Inc..............................        14,987
   520   Lincoln National Corporation............................        40,625
   150   Merrill Lynch & Company, Inc. ..........................        10,941
   350   Morgan Stanley, Dean Witter, Discover & Company.........        20,694
   950   National City Corporation...............................        62,463
   540   Nationsbank Corporation.................................        32,839
   600   Northern Trust Corporation..............................        41,850
   900   Norwest Corporation.....................................        34,762
   870   PNC Bank Corporation....................................        49,644
   600   Provident Companies, Inc. ..............................        23,175
   390   St. Paul Companies, Inc.................................        32,004
 1,000   Torchmark, Inc. ........................................        42,063
   555   Travelers Group, Inc. ..................................        29,901
                                                                         ------
                                                                        821,531
                                                                        -------
         ENERGY - 6.69%
   240   Amoco Corporation.......................................        20,430
   380   Atlantic Richfield Company..............................        30,447
   430   Baker Hughes, Inc. .....................................        18,759
 1,007   British Petroleum PLC, ADR .............................        80,245
   150   Chevron Corporation.....................................        11,550
   600   Exxon Corporation.......................................        36,713
   390   Mobil Corporation.......................................        28,153
   630   Occidental Petroleum Company............................        18,467




                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
                                                                        VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCK - (Continued)
         ENERGY - (CONTINUED)
   280   Repsol SA, ADR..........................................       $11,917
   760   Royal Dutch Petroleum Company, NY Shares................        41,183
   890   Texaco, Inc.............................................        48,394
   200   Union Pacific Resource Group, Inc. .....................         4,850
   400   Unocal Corporation......................................        15,525
   980   USX-Marathon Group......................................        33,075
                                                                         ------
                                                                        399,708
                                                                        -------
         UTILITIES - 5.11%
   400   CMS Energy Corporation..................................        17,625
   510   Carolina Power & Light Company..........................        21,643
   500   Cinergy Corporation.....................................        19,156
   710   Coastal Corporation.....................................        43,976
   491   Duke Energy Corporation.................................        27,189
    90   Eastern Enterprises.....................................         4,050
   450   FPL Group, Inc..........................................        26,634
   210   GPU, Inc. ..............................................         8,846
   100   Keyspan Energy Corporation..............................         3,681
   500   New Century Energies, Inc. .............................        23,969
   830   Pacificorp..............................................        22,669
   710   Pinnacle West Capital Corporation.......................        30,086
   300   Sierra Pacific Resources................................        11,250
   180   Texas Utilities Company.................................         7,481
   500   UGI Corporation.........................................        14,656
   790   Williams Companies, Inc.................................        22,416
                                                                         ------
                                                                        305,327
                                                                        -------
         TECHNOLOGY - 4.18%
   600   Alcatel Alsthom, ADR....................................        15,188
 1,330   Allied Signal, Inc......................................        51,787
   490   Digital Equipment Corporation +.........................        18,130
   440   General Dynamics Corporation............................        38,032
   480   International Business Machines Corporation.............        50,190
   250   Lockheed Martin Corporation.............................        24,625
   106   Raytheon Company, Class A...............................         5,246
   680   Raytheon Company, Class B...............................        34,340
   170   United Technologies Corporation.........................        12,378
                                                                         ------
                                                                        249,916
                                                                        -------





                        See Notes to Financial Statements





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - (CONTINUED)
         DRUGS & HEALTH CARE - 4.02%
   550   American Home Products Corporation......................       $42,075
   200   Baxter International, Inc...............................        10,087
   840   Bristol Myers Squibb Company............................        79,485
   322   Meditrust...............................................        11,793
    19   Novartis AG (Switzerland)...............................        30,817
 1,060   SmithKline Beecham, PLC, ADR............................        54,524
   230   United Healthcare Corporation...........................        11,428
                                                                         ------
                                                                        240,209
                                                                        -------
         CAPITAL GOODS - 3.71%
 1,100   Browning Ferris Industries, Inc.........................        40,700
   680   Cooper Industries, Inc. ................................        33,320
   420   Deere & Company.........................................        24,491
   800   General Electric Company................................        58,700
   300   Hubbell, Inc. ..........................................        14,794
   420   Tyco International, Ltd. ...............................        18,926
   960   Waste Management, Inc. .................................        26,400
   110   York International Corporation..........................         4,352
                                                                          -----
                                                                        221,683
                                                                        -------
         MATERIALS AND PROCESSING - 3.38%
   285   Akzo Nobel NV (Netherlands).............................        49,139
   370   Air Products and Chemicals, Inc. .......................        30,433
   330   Aluminum Company of America.............................        23,224
   150   Dexter Corporation......................................         6,478
   100   Dow Chemical Company....................................        10,150
   870   B.F. Goodrich Company...................................        36,051
   100   Nalco Chemical Company..................................         3,956
    20   Phelps Dodge Corporation................................         1,245
   230   Sherwin Williams Company................................         6,382
   710   Weyerhaeuser Company....................................        34,834
                                                                         ------
                                                                        201,892
                                                                        -------
         COMMUNICATIONS - 3.16%
   680   AT&T Corporation........................................        41,650
   500   BellSouth Corporation...................................        28,156
 1,030   GTE Corporation.........................................        53,817
   255   SBC Communications, Inc. ...............................        18,679
   600   Sprint Corporation......................................        35,175
   240   Telephone & Data Systems, Inc...........................        11,175
                                                                         ------
                                                                        188,652
                                                                        -------


                        See Notes to Financial Statements





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
                                                                         VALUE
SHARES                                                                  (NOTE 2)
------                                                                  --------
COMMON STOCKS - (CONTINUED)
         CONSUMER DISCRETIONARY - 2.80%
   100   CVS Corporation.........................................        $6,406
 1,500   Diageo PLC (Great Britain)..............................        13,723
   340   Eastman Kodak Company...................................        20,676
    80   May Department Stores Company...........................         4,215
   400   Meyer Fred, Inc., New...................................        14,550
   530   J.C. Penney, Inc. ......................................        31,966
   870   Rite Aid Corporation....................................        51,058
   250   Safeway, Inc. +.........................................        15,813
   200   Sears Roebuck & Company.................................         9,050
                                                                          -----
                                                                        167,457
                                                                        -------
         AUTOS & TRANSPORTATION - 2.39%
   190   Burlington Northern Santa Fe Corporation................        17,658
   420   Canadian National Railway Company.......................        19,845
   800   Ford Motor Company......................................        38,950
   100   General Motors Corporation..............................         6,063
   700   Illinois Central Corporation............................        23,844
   480   Lear Corporation +......................................        22,800
   430   Norfolk Southern Corporation............................        13,249
                                                                         ------
                                                                        142,409
                                                                        -------
         CONSUMER STAPLES - 1.85%
    80   Colgate Palmolive Company...............................         5,880
    80   General Mills, Inc......................................         5,730
   200   McCormick & Company, Inc. ..............................         5,600
   390   Pepsico, Inc............................................        14,211
 1,390   Phillip Morris Companies, Inc...........................        62,984
   580   Rubbermaid, Inc.........................................        14,500
    40   Stanley Works...........................................         1,888
                                                                          -----
                                                                        110,793
                                                                        -------
         REAL ESTATE - 0.76%
   300   Boston Properties, Inc. ................................         9,919
   200   Hospitality Properties Trust............................         6,575
   300   Prime Group Realty Trust................................         6,075
   300   Tower Realty Trust, Inc. ...............................         7,388
   400   TriNet Corporate Realty Trust, Inc. ....................        15,475
                                                                         ------
                                                                         45,432
                                                                         ------





                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
                                                                        VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS (CONTINUED)
         BASIC INDUSTRY - 0.24%
   310   Champion International Corporation......................       $14,047
                                                                        -------
         BROADCASTING - 0.21%
   300   Viacom, Inc. +..........................................        12,431
                                                                         ------
         CHEMICALS - 0.19%
   320   Hoechst AG (Germany)....................................        11,207
                                                                         ------
         GENERAL BUSINESS - 0.15%
   250   Service Corporation International.......................         9,234
                                                                          -----
         RESTAURANTS - 0.02%
    42   Tricon Global Restaurants, Inc.  +......................         1,221
                                                                          -----
         Total Common Stocks (Cost $2,777,095)...................     3,143,149
                                                                      ---------

PREFERRED STOCKS - 1.97%
     50  Case Corporation, Series A, Non-Voting..................         7,269
     70  Finova Financial Trust  ................................         4,900
    710  Henkel KGAA (Germany)...................................        44,795
    160  Host Marriott Financial Trust, 144A.....................         9,700
     80  Loral Space & Communications, 144A......................         4,920
    170  McKesson Financing Trust, 144A..........................        12,856
    400  Newell Financial Trust, 144A............................        20,900
     50  Timet Capital Trust, 144A...............................         2,487
    300  WBK Strypes Trust.......................................        10,050
                                                                         ------
         TOTAL PREFERRED STOCKS (COST $104,651)..................       117,877
                                                                        -------

PRINCIPAL
AMOUNT
------
TREASURY OBLIGATIONS - 20.75%
                U.S. TREASURY NOTES - 17.86%
  $135,000
    57,000      6.25%, due 08/31/2002............................        58,167
    60,000      5.75%, due 10/31/2002............................        60,056
   250,000      5.625%, due 12/31/2002...........................       249,063
    20,000      7.25%, due 05/15/2004............................        21,584
     1,000      6.50%, due 10/15,2006.............................        1,047
   500,000      6.625%, due 05/15/2007...........................       529,220
    12,000      6.125%, due 08/15/2007...........................        12,332
                                                                         ------
                                                                      1,066,890
                                                                      ---------



                        See Notes to Financial Statements





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
PRINCIPAL                                                                VALUE
AMOUNT                                                                  (NOTE 2)
------                                                                  --------
TREASURY OBLIGATIONS (Continued)
                U.S. TREASURY BOND - 2.89%
 $21,000        6.625%, due 02/15/2027...........................       $22,798
 137,000        6.375%, due 08/15/2027...........................       144,493
   5,000        6.125%, due 11/15/2027...........................         5,138
                                                                        172,429
                                                                        -------
                TOTAL TREASURY OBLIGATIONS (COST $1,223,703).....     1,239,319
                                                                      ---------
CORPORATE BONDS AND NOTES - 7.14%
   5,000        Bear Stearns Companies, Inc.,
                6.75%, due 12/15/2007............................         5,038
   5,000        Burlington Industries, Inc, Debenture
                7.25%, due 08/01/2027............................         5,256
   2,000        Chesapeake Energy Corporation,
                7.875, due 03/15/2004............................         1,965
   5,000        Circus Circus Enterprises, Inc, Debenture
                7.00%, due 11/15/2036............................         5,112
  10,000        Cleveland Electric Illuminating Company, Secured.
                Note, 144A 7.88%, due 11/01/2017.................        10,557
   5,000        Commonwealth Edison Company,
                6.40%, due 10/15/2005............................         4,897
   5,000        Commonwealth Edison Company,
                7.625, due 01/15/2007............................         5,277
   5,000        Conseco Finance Trust III,
                8.796%, due 04/01/2027...........................         5,648
  12,000        Contifinancial Corporation,
                7.50%, due 03/15/2002............................        11,745
   5,000        Continental Cablevision, Inc.,
                8.30%, due 05/15/2006............................         5,457
  25,000        Continental Cablevision, Inc,
                11.00%, due 06/01/2007...........................        27,759
  10,000        Delta Airlines, Inc.,
                8.50%, due 03/15/2002............................        10,671
   1,000        Diamond Offshore Drilling, Inc., Subordinated Convertible Note,
                3.75%, due 02/15/2007............................         1,290
   5,000        Dynex Capital Corporation,
                7.875%, due 07/15/2002...........................         5,062
  10,000        Federal Express Corporation, Pass-thru Certificate,
                7.65%, due 01/15/2014............................        10,686
   5,000        First Empire Capital Trust, Capital Securities,
                8.234%, due 02/01/2027...........................         5,384


                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
PRINCIPAL                                                                VALUE
AMOUNT                                                                 (NOTE 2)
------                                                                 --------
CORPORATE BONDS AND NOTES (Continued)
    $5,000      Ford Motor Company,
                7.70%, due 05/15/2097............................        $5,494
    10,000      Georgia Pacific Corporation,
                9.50%, due 05/15/2022............................        11,260
     5,000      Gulf Canada Resources Ltd.,
                9.25%, due 01/15/2004............................         5,273
     8,000      Hearst Argyle Television, Inc., Debenture,
                7.50%, due 11/15/2027............................         8,118
     3,000      Hilton Hotels Corporation,
                7.95%, due 04/15/2007............................         3,182
     6,000      Lasmo USA, Inc., Guaranteed Debenture,
                7.30%, due 11/15/2027............................         6,127
     5,000      Loewen Group International, Inc., Pass-Thru, 144A,
                6.70% , due 10/01/1999...........................         5,010
   10,000       Long Island Lighting Company,
                7.50%, due 03/01/2007............................        10,358
   10,000       Long Island Lighting Company,
                9.00%, due 11/01/2022............................        11,166
   15,000       MBNA Capital 1, Capital Securities, Series A,
                8.278%, due 12/01/2026...........................        15,691
   10,000       MBNA Corporation, Senior MTN,
                6.963%, due 09/12/2002...........................        10,163
    3,139       Midland Funding Corporation, Senior Secured Lease Bond,
                Series C, 10.33%, due 07/23/2002.................         3,375
    5,000       Mirage Resorts, Inc.,
                6.75%, due 08/01/2007............................         4,985
    5,000       News America Holdings, Inc., Debenture,
                8.00%, due 10/17/2016............................         5,367
    5,000       News America Holdings, Inc.,
                7.75%, due 12/01/2045............................         5,177
    5,000       Niagara Mohawk Power Corporation,
                6.875%, due 04/01/2003...........................         4,986
    5,000       Niagara Mohawk Power Corporation,
                8.50%, due 07/01/2023............................         5,348
  10,000        Oryx Energy Company,
                10.00%, due 04/01/2001...........................        10,986


                        See Notes to Financial Statements





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
PRINCIPAL                                                                 VALUE
AMOUNT                                                                  (NOTE 2)
------                                                                  --------
CORPORATE BONDS AND NOTES (CONTINUED)
  $5,000        Philip Morris Companies, Inc., Debenture
                7.75%, due 01/15/2027............................        $5,400
  10,000        Solutia, Inc., Debenture
                7.375%, due 10/15/2027...........................        10,267
   2,000        Southern Company Capital Trust, Capital Securities, 144A
                8.19%, due 02/01/2037............................         2,114
   5,000        TCI Communications Financing III, Capital Securities,
                9.65%, due 03/31/2027............................         5,853
  20,000        Tele Communications, Inc., MTN,
                7.385%, due 08/27/2001...........................        20,475
   5,000        Tele Communications, Inc.,
                8.25%, due 01/15/2003............................         5,339
  20,000        Tennessee Gas Pipeline Company, Debenture,
                7.625%, due 04/01/2037...........................        21,588
   5,000        Texas Gas Transmission Corporation,
                7.25%, due 07/15/2027............................         5,202
  10,000        Texas Utilities Electric Company, Debenture,
                7.17%, due 08/01/2007............................        10,404
  25,000        Time Warner, Inc., Pass-thru Asset Trust, 144A,
                6.10%, due 12/30/2001............................        24,496
  10,000        Time Warner, Inc.,
                9.125%, due 01/15/2013...........................        11,908
   5,000        Time Warner, Inc.,
                9.15%, due 02/01/2023............................         6,160
   5,000        Transocean Offshore, Inc., Debenture,
                8.00%, due 04/15/2027............................         5,655
   5,000        United States Cellular Corporation,
                7.25%, due 08/15/2007............................         5,106
   5,000        Waterford 3 Funding Corporation, Secured Lease Collateral Bond
                8.09%, due 01/02/2017............................         5,227
  10,000        Washington Mutual Capital I, Subordinated Capital Income
                Securities, 8.375%, due 06/01/2027...............        11,024
   5,000        WorldCom, Inc.,
                8.875%, due 01/15/2006...........................         5,380
   7,000        WorldCom, Inc.,
                7.75%, due 04/01/2007............................         7,517
   3,000        WorldCom, Inc.,
                7.75%, due 04/01/2027............................         3,302
                                                                          -----
                Total Corporate Bonds and Notes (Cost $410,722)..       426,287
                                                                        -------


                        See Notes to Financial Statements





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
PRINCIPAL                                                                VALUE
AMOUNT                                                                  (NOTE 2)
------                                                                  --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.78%
                FEDERAL NATIONAL MORTGAGE ASSOCIATION
                (FNMA) - 1.51%
   $88,840      Pool #401151, 7.00%, due 11/01/2012
                (Cost $89,895)...................................       $90,144
                                                                        -------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (GNMA) - 1.27%
    10,000      REMIC, 8.00%, due 06/20/2025.....................        10,437
    34,625      Pool #453937, 7.50%, due 08/15/2027..............        35,468
    29,581      Pool #455301, 7.50%, due 09/15/2027..............        30,302
                                                                         ------
                Total GNMA (Cost $75,382)........................        76,207
                                 -------                                 ------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (COST $165,277)..................................       166,351
                                                                        -------

EUROBONDS - 0.80%
     10,000     Banco Commercial SA, (Spain)
                8.25%, due 02/05/2007............................         9,687
     18,000     Deutsche Fianance NV, (Netherlands), 144A
                0.00%, due 02/17/2017............................         8,055
      5,000     Empresa Nacional De Electric, (Chile),
                7.325%, due 02/01/2037...........................         5,049
     10,000     Hidroelectrica Arcura, (Argentina), 144A,
                8.375%, due 03/15/1999...........................         9,900
     11,000     PT Polysindo Eka Perkasa, (Indonesia),
                13.00%, due 06/15/2001...........................        10,010
      5,000     UPM Kymmene Corporation, (Finland),
                7.45%, due 11/26/2027............................         5,040
                                                                          -----
                TOTAL EUROBONDS (COST $50,224)...................        47,741
                                                                         ------

SHORT-TERM OBLIGATIONS - 19.22%
                REPURCHASE AGREEMENT - 19.20%
1,147,000       Repurchase Agreement with State Street Bank & Trust
                Company, dated 12/31/97 at 5.00%, due 01/02/98,
                maturity value $1,147,319 (collateralized by U.S. Treasury
                Note, 5.625%, due 10/31/99, par value $1,165,000:
                market value $1,173,676) (Cost $1,147,000).......     1,147,000

SHARES          INVESTMENT COMPANY - 0.02%
------
          856   Seven Seas Money Market Fund (Cost $856).........           856
                Total Short-Term Obligations (Cost $1,147,856)...     1,147,856
                                                   ----------         ---------

TOTAL INVESTMENTS (COST $5,879,528*).................  105.28%        6,288,580
OTHER ASSETS AND LIABILITIES.........................  (5.28)          (315,572)
                                                       -----           --------
NET ASSETS...........................................  100.00%       $5,973,008
                                                       ------        ----------


                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

*    Aggregate cost for Federal tax purposes is $5,879,667 (Note 4)

+ Non-income producing security 144A after the name of a security represents those securities exempt under registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities amounted to $110,995 or 1.86% of net assets.


         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                ADR  American Depository Receipt
                MTN  Medium Term Note
              REMIC  Real Estate Mortgage Investment Conduit


         ---------------------------------------------------------------




                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      BERKELEY U.S. QUALITY BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997
PRINCIPAL                                                                 VALUE
AMOUNT                                                                  (NOTE 2)
------                                                                  --------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 76.40%
                FEDERAL NATIONAL MORTGAGE ASSOCIATION
                (FNMA) - 48.93%
   $100,000     6.74%, due 08/25/2007............................      $103,219
      3,289     Pool #100090, 14.50%, due 11/01/2014.............         4,049
      6,316     Pool #303791, 12.50%, due 08/01/2015.............         7,439
      9,665     Pool #100089, 13.00%, due 11/01/2015.............        11,583
      7,312     Pool #303792, 11.50%, due 09/01/2019.............         8,361
    197,805     Pool #250845, 6.50%, due 11/01/2026..............       195,702
     99,631     Pool #396818, 6.50%, due 08/01/2027..............        98,386
     99,703     Pool #331325, 7.00%, due 11/01/2027..............       100,637
                                                                        -------
                TOTAL FNMA (COST $523,873).......................       529,376
                                                                        -------
                STUDENT LOAN MARKETING ASSOCIATION
                (SLMA) - 11.97%
   125,000      7.20%, due 11/09/2000 (Cost $127,777)............       129,473
                                                                        -------
                FEDERAL HOME LOAN BANK (FHLB) - 11.57%
   125,000      5.89%, due 07/24/2000 (Cost $124,282)............       125,215
                                                                        -------
                FEDERAL HOME LOAN MORTGAGE CORPORATION
                (FHLMCB) - 3.93%
    37,190      Pool #251137, 11.75%, due 08/01/2014
                (Cost $41,289)...................................        42,476
                                                                         ------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $817,221)..................................       826,540
                                                                        -------
U.S. TREASURY BOND  - 15.05%
  150,000       6.625%, due 02/15/2027 (Cost $144,862)...........       162,843
                                                                        -------
CORPORATE BONDS AND NOTES - 2.89%
   25,000       Occidental Petroleum, 9.25%
                Due 08/01/2001 (Cost $29,175)....................        31,224
                                                                         ------

INVESTMENT COMPANY - 4.62%
SHARES
------
 50,000         Seven Seas Money Market Fund (Cost $50,000)......        50,000


TOTAL INVESTMENTS (COST $1,041,258*).................  98.96%         1,070,607
OTHER ASSETS AND LIABILITIES (NET)...................   1.04             11,292
                                                        ----             ------
NET ASSETS........................................... 100.00%        $1,081,899
                                                      ------         ----------


*    Aggregate cost for Federal tax purposes (Note 4)



                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                         BERKELEY MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

PRINCIPAL                                                                 VALUE
AMOUNT                                                                 (NOTE 2)
------                                                                 --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 71.48%
                FEDERAL HOME LOAN MORTGAGE CORPORATION
                (FHLMC) - 21.83%
  $300,000      5.52%, due 01/06/1998+ (Cost $299,770)...........      $299,770
                                                                       --------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION
                (FNMA) - 21.73%
   300,000      5.47%, due 02/05/1998+ (Cost $298,405)...........       298,405
                                                                        -------
                FEDERAL FARM CREDIT BANK (FFCB) - 13.40%
    15,000      5.95%, due 01/07/1998+ ..........................        14,985
    20,000      5.95%, due 01/13/1998+ ..........................        19,960
   150,000      5.67%, due 02/10/1998+ ..........................       149,055
                                                                        -------
                TOTAL FFCB (COST $184,000).......................       184,000
                                                                        -------
                FEDERAL HOME LOAN BANK (FHLB) - 7.26%
   100,000      5.73%, due 01/21/1998+ (Cost $99,682)............        99,682
                                                                         ------
                INTERNATIONAL BANK FOR RECONSTRUCTION &
                DEVELOPMENT - 7.26%
   100,000      5.76%, due 01/26/1998 + (Cost $99,600)...........        99,600
                                                                         ------
                Total U.S. Government Agency Obligations
                (Cost $981,457) .................................       981,457
                                                                        -------
U.S. TREASURY BILLS - 43.17%
   300,000      5.00%, due 01/22/1998+ ..........................       299,247
   295,000      5.00%, due 02/05/1998+ ..........................       293,566
                                                                        -------
                Total U.S. Treasury Bills (Cost $592,813)........       592,813
                                                                        -------

TOTAL INVESTMENTS (COST $1,574,270*).................  114.65%        1,574,270
OTHER ASSETS AND LIABILITIES (NET)................... (14.65)         (201,113)
                                                      ------          --------
NET ASSETS...........................................  100.00%       $1,373,157
                                                       ------        ----------


*    Aggregate cost for Federal tax purposes

+    Rate represents annualized yield at date of purchase




                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - 94.13%
         UNITED KINGDOM - 17.54%
    500  Barclays Bank, PLC. ....................................       $13,311
 17,500  Bluebird Toys, PLC. ....................................        25,726
 17,000  Burton Group, PLC. .....................................        37,975
  4,200  Diageo, PLC. +..........................................        38,425
  2,200  Eidos, PLC. +...........................................        24,391
 24,000  Fyffes, PLC. ...........................................        35,478
  5,000  General Electric Company, PLC. .........................        32,398
  5,000  Hamleys, PLC. ..........................................        21,517
  9,200  Lucasvarity, PLC........................................        32,489
                                                                         ------
                                                                        261,710
                                                                        -------
         JAPAN - 11.05%
   6,000 Mitsubishi Motor Corporation............................        20,219
   2,000 Miyota Company..........................................        18,840
   2,000 Mizuno Corporation......................................         6,050
   9,000 Nippon Shinpan Company..................................        10,133
       4 Nippon Telegraph & Telephone Corporation................        34,311
   2,000 Nomura Securities Company, Ltd..........................        26,652
   1,000 Softbank Corporation....................................        26,040
   2,000 Tokio Marine & Fire Insurance...........................        22,670
                                                                         ------
                                                                        164,915
                                                                        -------
         UNITED STATES - 10.31%
     700 Compania De Minas Buenaventura, ADR (Peru)..............        11,200
   1,500 Distribucion y Servicio D&S S.A., ADR (Chile) +.........        27,844
   1,440 India Public Sector Fund, Ltd. (India)..................        13,680
   3,850 The Indian Smaller Companies (India)  +.................        26,334
   1,650 Industrie Natuzzi SPA, ADR (Italy)......................        34,031
     800 Matav Rt., ADR (Hungary)   +............................        20,800
   1,000 Virgin Express Holdings, ADR (United Kingdom)  +........        20,000
                                                                         ------
                                                                        153,889
                                                                        -------
         FRANCE - 8.07%
     100 Accor...................................................        18,593
     100 Axa Uap+................................................         7,738
     300 Castorama Dubois........................................        36,388
     200 Groupe Danone...........................................        35,723
      50 Pernod Ricard...........................................         2,941
     200 Sylea...................................................        19,108
                                                                         ------
                                                                        120,491
                                                                        -------



                        See Notes to Financial Statements





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997


                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - (CONTINUED)
         NEW ZEALAND - 6.87%
  10,000 Air New Zealand, Ltd. ..................................       $20,032
 108,111 Guinness Peat Group, PLC................................        55,242
  54,000 Shortland Property, Ltd. ...............................        27,279
                                                                         ------
                                                                        102,553
                                                                        -------
         ITALY - 6.26%
   1,500 Assicurazioni Generali..................................        36,843
   2,625 Brembo SPA..............................................        24,640
   3,000 ENI SPA.................................................        17,009
                                                                         ------
   5,000 Ittierre Holding+.......................................        14,952
                                                                         ------
                                                                         93,444
                                                                         ------
         SINGAPORE - 5.77%
   1,000 Cycle & Carriage, Ltd. .................................         4,124
   4,000 Jurong Shipyard, Ltd. ..................................        18,985
  17,000 Osprey Maritime, Ltd. ..................................        13,616
   4,000 Overseas Union Bank, Ltd. ..............................        15,307
   8,000 Tat Lee Bank, Ltd. .....................................        11,866
   4,000 United Overseas Bank, Ltd. .............................        22,189
                                                                         ------
                                                                         86,087
                                                                         ------
         SPAIN - 3.37%
   1,600 Baron De Ley+...........................................        30,246
     500 Sol Melia SA............................................        20,020
                                                                         ------
                                                                         50,266
                                                                         ------
         SWITZERLAND - 3.32%
      25 Liechtenstein Global Trust AG...........................        15,484
      50 Movenpick Holdings AG...................................        20,223
      25 SMH AG Neuenburg........................................        13,790
                                                                         ------
                                                                         49,497
                                                                         ------
         AUSTRALIA - 3.11%
  28,252 Normandy Mining, Ltd....................................        27,436
   7,000 Simeon Wines, Ltd. .....................................        18,933
                                                                         ------
                                                                         46,369
                                                                         ------
         GERMANY - 2.72%
     200 Holsten-Brau AG.........................................        40,579
                                                                         ------
         PHILIPPINES - 2.16%
 364,000 Cosmos Bottling Corporation+............................        29,659
 176,000 Empire East Land Holdings, Inc.+........................         2,564
                                                                          -----
                                                                         32,223
                                                                         ------


                      See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

                                                                          VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - (CONTINUED)
         NORWAY - 2.12%
     700 Fred Olsen Energy ASA+..................................       $14,501
     800 Tandberg ASA............................................        17,114
                                                                         ------
                                                                         31,615
                                                                         ------
         PERU - 2.10%
  34,141 Union de Cervecerias Peruanas Backus Y Johnston S.A.....        31,322
                                                                         ------
         NETHERLANDS - 1.93%
     400 Hunter Douglas, NV......................................        14,006
     350 ING Groep, NV...........................................        14,741
                                                                         ------
                                                                         28,747
                                                                         ------
         FINLAND - 1.85%
   2,000 Valmet Corporation......................................        27,591
                                                                         ------
         CANADA - 1.58%
   3,000 CAE, Inc. ..............................................        23,617
                                                                         ------
         SOUTH AFRICA - 1.36%
   1,000 De Beers Centenary AG...................................        20,343
                                                                         ------
         SWEDEN - 1.14%
   3,000 Nordbanken Holding AB+..................................        16,965
                                                                         ------
         HONG KONG - 0.89%
  31,499 CDL Hotels International, Ltd ..........................         9,553
   1,000 Shanghai Industrial Holdings, Ltd. .....................         3,717
                                                                          -----
                                                                         13,270
                                                                         ------
         THAILAND - 0.32%
   7,200 Dusit Thani Publishing Company..........................         4,785
                                                                          -----
         MALAYSIA - 0.29%
   3,000 Malaysia International Shipping.........................         4,396
                                                                          -----
         TOTAL COMMON STOCKS (COST $1,487,414)...................     1,404,674
                                                                      ---------

PREFERRED STOCK - 0.97%
      60 Grohe AG (Germany), (Cost $17,586)......................        14,542
                                                                         ------

WARRANTS - 0.00%
   2,600 Peregrine Investment Holdings, Ltd. (Hong Kong),
         expires 05/15/1998 +(Cost $0)...........................             3
                                                                              -


SHARES
------

INVESTMENT COMPANY - 5.03%
  75,000 Seven Seas Money Market Fund (Cost $75,000).............        75,000
                                                                         ------

                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
                                                                          VALUE
                                                                       (NOTE 2)
                                                                       --------

TOTAL INVESTMENTS (COST $1,580,000*)................. 100.13%        $1,494,219
OTHER ASSETS AND LIABILITIES (NET)................... (0.13)            (1,929)
                                                      -----             ------
NET ASSETS........................................... 100.00%        $1,492,290
                                                      ------         ----------

FORWARD FOREIGN CURRENCY CONTRACTS SOLD

                                                                   UNREALIZED
                    SETTLEMENT    CONTRACTS     IN EXCHANGE       APPRECIATION
 CURRENCY             DATE         AT VALUE      FOR U.S $       (DEPRECIATION)
 --------             ----         --------      ---------       --------------
British Pound        05/12/98     $118,635      $122,000             $3,365
Japanese Yen         06/12/98       73,970        75,000              1,030
Singapore Dollar     06/17/98       30,339        30,000              (339)
                                  $222,944      $227,000             $4,056

*    Aggregate cost for Federal tax purposes is $1,580,177 (Note 4)

+    Non-income producing security

         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt


         ---------------------------------------------------------------



                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO
                 SCHEDULE OF INVESTMENTS (CONTINUED) (UNAUDITED)
                                DECEMBER 31, 1997


As of December 31, 1997, sector diversification of the Portfolio was as follows:

                                                       % OF            VALUE
           SECTOR DIVERSIFICATION                   NET ASSETS       (NOTE 2)
           ----------------------                   ----------       --------

COMMON STOCKS:
Financial Services...................................  20.02%         $298,708
Consumer Staple......................................  17.90           267,023
Consumer Cyclical....................................  16.99           253,567
Consumer Discretionary...............................   8.29           123,724
Transportation.......................................   6.75           100,646
Producer Durables....................................   5.76            86,029
Basic Industries.....................................   4.88            72,769
Technology...........................................   4.04            60,345
Conglomerates........................................   3.70            55,242
Communications.......................................   3.69            55,111
Energy...............................................   2.11            31,510
                                                        ----            ------
TOTAL COMMON STOCKS..................................  94.13         1,404,674
PREFERRED STOCKS.....................................   0.97            14,542
WARRANTS.............................................   0.00                 3
SHORT TERM OBLIGATIONS...............................   5.03            75,000
                                                        ----            ------
TOTAL INVESTMENTS.................................... 100.13         1,494,219
                                                      ------         ---------
OTHER ASSETS AND LIABILITIES (Net)................... (0.13)           (1,929)
                                                      -----            ------
NET ASSETS........................................... 100.00%       $1,492,290
                                                      ======        ==========


                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - 96.00%
         CONSUMER DISCRETIONARY -20.91%
  900    Capstar Hotel Company+..................................       $30,881
  300    Carnival Corporation....................................        16,613
  400    Coca Cola Company.......................................        26,650
  300    Consolidated Stores Corporation+........................        13,181
  300    CVS Corporation.........................................        19,219
  400    Dean Foods Company......................................        23,800
  200    Disney Walt Company.....................................        19,813
  950    Dollar Tree Stores, Inc.+...............................        39,306
  300    Gillette Company........................................        30,131
1,000    Kohl's Corporation+.....................................        68,125
  300    Landry's Seafood Restaurant, Inc.+......................         7,200
1,000    Lowes Companies, Inc. ..................................        47,687
  700    Midwest Express Holdings, Inc.+.........................        27,169
  300    Nabisco Holdings Corporation............................        14,531
  900    Office Depot, Inc.+.....................................        21,544
  900    Outback Steakhouse, Inc.+...............................        25,875
1,000    Peoplesoft, Inc.+.......................................        39,000
  400    Pepsico, Inc. ..........................................        14,575
  600    Safeway, Inc.+..........................................        37,950
  400    Sara Lee Corporation....................................        22,525
  200    Stage Stores, Inc.+.....................................         7,475
  700    Staples, Inc. +.........................................        19,425
  900    Wyndham Hotel Corporation +.............................        36,337
                                                                         ------
                                                                        609,012
                                                                        -------
         DRUGS & HEALTH CARE - 15.12%
  400    Amerisource Health Corporation, Class A +...............        23,300
  600    Cardinal Health, Inc. ..................................        45,075
  500    Guidant Corporation.....................................        31,125
1,100    HEALTHSOUTH Corporation +...............................        30,525
  400    Health Management Associates, Inc. +....................        10,100
  300    Johnson & Johnson.......................................        19,762
  900    Eli Lilly & Company.....................................        62,663
  300    McKesson Corporation (New)..............................        32,456
  800    Medtronic, Inc. ........................................        41,850
  500    Parexel International Corporation +.....................        18,500

                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - (CONTINUED)
         DRUGS & HEALTHCARE - (CONTINUED)
  600    Pfizer, Inc. ...........................................       $44,738
  300    Schering-Plough Corporation.............................        18,638
  200    Shared Medical System Corporation.......................        13,200
  500    Sybron International Corporation+.......................        23,469
  200    Warner Lambert Company..................................        24,800
                                                                         ------
                                                                        440,201
                                                                        -------
         FINANCIAL SERVICES - 14.55%
  300    Capital One Financial Corporation.......................        16,256
  300    Conseco, Inc. ..........................................        13,631
  700    Federal Home Loan Mortgage Corporation..................        29,356
  400    Federal National Mortgage Association...................        22,825
  200    Franklin Resources, Inc. ...............................        17,388
  400    Hartford Life, Inc. ....................................        18,125
  700    MGIC Investment Corporation.............................        46,550
  500    Northern Trust Corporation..............................        34,875
  800    Norwest Corporation.....................................        30,900
  300    Charles Schwab Corporation..............................        12,581
  400    Security Capital Group, Inc. +..........................        13,000
1,200    TCF Financial Corporation...............................        40,725
  950    Travelers Group, Inc. ..................................        51,181
  200    UNUM Corporation........................................        10,875
  300    U.S. Bancorp............................................        33,581
  500    Washington Mutual, Inc. ................................        31,906
                                                                         ------
                                                                        423,755
                                                                        -------
         TECHNOLOGY - 11.95%
  600    Acxiom Corporation   +..................................        11,550
  500    CBT Group Publishing, Ltd., ADR +.......................        41,063
  750    Cisco Systems, Inc. +...................................        41,812
  300    Computer Associates International, Inc. ................        15,863
  800    Compuware Corporation  +................................        25,600
1,000    HBO & Company...........................................        48,000
  500    Keane, Inc. +...........................................        20,312
  250    Microsoft Corporation  +................................        32,312
  400    Saville Systems, PLC, ADR  +............................        16,600
  300    Tellabs, Inc. +.........................................        15,862
  800    Uniphase Corporation  +.................................        33,100
  300    Veritas Software Company +..............................        15,300
  800    Visio Corporation    +..................................        30,700
                                                                         ------
                                                                        348,074
                                                                        -------



                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - (CONTINUED)
         BUSINESS SERVICES - 10.83%
  700    Billing Info Concepts Corporation  +....................       $33,600
2,100    Cendant Corporation   + ................................        72,196
  600    Mail-Well, Inc. +.......................................        24,300
  800    Outdoor Systems, Inc. +.................................        30,700
  300    Paychex, Inc............................................        15,188
1,000    Robert Half International, Inc. +.......................        40,000
1,400    Romac International, Inc. +.............................        34,212
1,000    Snyder Communications, Inc. +...........................        36,500
  300    Universal Outdoor Holdings, Inc. +......................        15,600
  600    Viking Office Products, Inc. +..........................        13,088
                                                                         ------
                                                                        315,384
                                                                        -------
         COMMUNICATIONS - 4.60%
  300    AT&T Corporation........................................        18,375
  200    Bell Atlantic Corporation...............................        18,200
  200    BellSouth Corporation...................................        11,263
  500    Clear Channel Communications, Inc. +....................        39,719
  200    LCI International, Inc. +...............................         6,150
  400    Teleport Communications Group, Inc. +...................        21,950
  600    WorldCom, Inc. +........................................        18,150
                                                                         ------
                                                                        133,807
                                                                        -------
         BROADCASTING & PUBLISHING - 3.71%
  700    Chancellor Media Corporation  +.........................        52,237
  300    Heftel Broadcasting Corporation  +......................        14,025
  300    Jacor Communications, Inc. +............................        15,938
  200    Tele-Communications, Inc. +.............................         7,250
  300    Time Warner, Inc. ......................................        18,600
                                                                         ------
                                                                        108,050
                                                                        -------
         CAPITAL GOODS - 3.50%
  800    General Electric Company................................        58,700
  600    Sunbeam Corporation (New)...............................        25,275
  400    Tyco International, Ltd. ...............................        18,025
                                                                         ------
                                                                        102,000
                                                                        -------
         ELECTRONICS - 2.76%
  900    ADC Telecommunications, Inc. +..........................        37,575
  700    Ciena Corporation   +...................................        42,787
                                                                         ------
                                                                         80,362
                                                                         ------
         REAL ESTATE - 2.48%
  900    Patriot American Hospitality, Inc. .....................        25,931
  800    Starwood Lodging Trust..................................        46,300
                                                                         ------
                                                                         72,231
                                                                         ------



                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCK - (CONTINUED)
        ENERGY - 2.23%
  400   Falcon Drilling Company, Inc. +..........................       $14,025
  500   Key Energy Group, Inc. +.................................        10,844
  500   Schlumberger, Ltd........................................        40,250
                                                                         ------
                                                                         65,119
                                                                         ------
        UTILITIES - 1.05%
  500   Cooper Cameron Corporation +.............................        30,500
                                                                         ------
        MATERIALS AND EQUIPMENT - 1.25%
  500   EVI, Inc. +..............................................        25,875
  600   Newpark Resources, Inc. +................................        10,500
                                                                         ------
                                                                         36,375
                                                                         ------
        EDUCATIONAL SERVICES - 0.81%
  500   Apollo Group, Inc. +.....................................        23,625
                                                                         ------
        TRANSPORTATION - 0.25%
  300   Southwest Airlines Company...............................         7,388
                                                                          -----
        TOTAL COMMON STOCKS (COST $2,339,514)....................     2,795,883
                                                                      ---------

PRINCIPAL
AMOUNT
------
REPURCHASE AGREEMENT - 14.32%
$417,000  Repurchase Agreement with State Street
          Bank and Trust Company, dated 12/31/97 at
          5.00%, due 01/02/97, maturity value $417,116
          (collateralized by U.S. Treasury Note, 5.625%, due 10/31/99, par value $425,000; market value $428,165)
          (Cost $417,000)........................................       417,000
                                                                        -------

TOTAL INVESTMENTS (COST $2,756,514*).................  110.32%        3,212,883
OTHER ASSETS AND LIABILITIES (NET)................... (10.32)         (300,529)
                                                      ------          --------
NET ASSETS...........................................  100.00%       $2,912,354
                                                       ------        ----------

*    Aggregate cost for Federal tax purposes is $2,765,754 (Note 4)

+    Non-income producing security


         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt
         ---------------------------------------------------------------





                        See Notes to Financial Statements






                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997
                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - 90.11%
        TECHNOLOGY - 16.91%
  600   Alliant Techsystems, Inc. +..............................       $33,450
2,250   Aware, Inc. +............................................        23,063
3,000   Concentric Network Corporation   +.......................        26,625
1,000   Data General Corporation  +..............................        17,437
2,500   Digi International, Inc. +...............................        42,500
7,000   Egghead, Inc. +..........................................        45,500
2,000   Inspire Insurance Solutions, Inc. +......................        41,750
2,500   Intersolv, Inc.+.........................................        50,625
1,000   Pegasus System, Inc. +...................................        14,875
2,000   Platinum Technology, Inc. +..............................        56,500
5,800   Secure Computing Corporation   +.........................        68,512
3,000   STRATESEC, Inc. +........................................        29,250
4,000   System Software Associates, Inc. +.......................        35,000
3,000   THQ, Inc.+...............................................        69,000
7,500   Tidel Technologies, Inc. +...............................        29,531
                                                                         ------
                                                                        583,618
                                                                        -------
        CONSUMER DISCRETIONARY - 10.50%
5,000   Alliance Gaming Corporation   +..........................        24,375
2,000   American Italian Pasta Company    +......................        50,000
4,000   Authentic Specialty Foods, Inc. +........................        54,500
2,000   The Dress Barn, Inc. +...................................        56,750
1,500   Gadzooks, Inc. +.........................................        31,500
2,000   Grand Casinos, Inc. +....................................        27,250
4,250   N2K, Inc. +..............................................        62,156
3,700   Vans, Inc.  +............................................        55,963
                                                                         ------
                                                                        362,494
                                                                        -------
        ENERGY - 8.57%
1,000   Artisan Corporation (Canada).............................         7,697
8,000   Bonus Resource Services Corporation (Canada)   +.........        33,029
  750   Burlington Resources, Inc. ..............................        33,609
  500   Camco International, Inc. ...............................        31,844
1,000   Nabors Industries, Inc. +................................        31,438
1,250   Noble Drilling Corporation  +............................        38,281
1,000   Oryx Energy Company   +..................................        25,500
1,500   UTI Energy Corporation   +...............................        38,813
  750   Western Atlas, Inc. +....................................        55,500
                                                                         ------
                                                                        295,711
                                                                        -------


                        See Notes to Financial Statements





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - (CONTINUED)
        FINANCIAL SERVICES - 7.78%
  750   Cape Cod Bank & Trust Company............................       $29,625
1,200   Commercial Federal Corporation...........................        42,675
  750   Hartford Life, Inc. .....................................        33,984
  750   Long Island Bancorp., Inc. ..............................        37,219
1,750   ML Bancorp, Inc. ........................................        52,500
1,200   TCF Financial Corporation................................        40,725
  500   Washington Mutual, Inc. .................................        31,906
                                                                         ------
                                                                        268,634
                                                                        -------
        DRUGS & HEALTH CARE - 7.23%
2,000   Beverly Enterprises, Inc. +..............................        26,000
1,200   Crompton & Knowles Corporation...........................        31,800
2,000   Dusa Pharmaceuticals, Inc. +.............................        23,000
  900   Intercardia, Inc. +......................................        16,088
2,000   Millennium Pharmaceuticals, Inc.+ .......................        38,000
1,750   Neurex Corporation   +...................................        24,281
2,700   Perclose, Inc. +.........................................        51,975
  750   Spine Tech, Inc.  +......................................        38,578
                                                                         ------
                                                                        249,722
                                                                        -------
        COMMUNICATIONS - 7.19%
2,500   Antec Corporation   +....................................        39,063
4,300   IWL Communications, Inc. +...............................        55,900
1,000   Nextel Communications, Inc. +............................        26,000
2,000   Nextlevel Systems, Inc. +................................        35,750
2,400   Startec Global Communications Corporation    +...........        53,700
1,250   WorldCom, Inc. +.........................................        37,812
                                                                         ------
                                                                        248,225
                                                                        -------
        HOUSING - 6.61%
2,400   Crossmann Communities, Inc. +............................        66,300
1,000   Oakwood Homes Corporation................................        33,188
2,500   Toll Brothers, Inc. +....................................        66,875
3,000   Walter Industries, Inc. +................................        61,875
                                                                         ------
                                                                        228,238
                                                                        -------
        COMMERCIAL SERVICES - 4.35%
1,500   Children's Comprehensive Services, Inc. +................        27,750
2,000   Correctional Services Corporation    +...................        20,875
2,500   Mac-Gray Corporation   +.................................        39,063
2,000   Rock of Ages Corporation   +.............................        31,000
2,000   Youth Services, Inc. +...................................        31,375
                                                                         ------
                                                                        150,063
                                                                        -------

                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - (Continued)
        BROADCASTING & PUBLISHING - 4.07%
2,000   Tele-Communications, Inc. (New)  +.......................       $55,875
1,455   Tele-Communications TCI Ventures Group   +...............        41,195
1,500   U.S. West, Inc. +........................................        43,312
                                                                         ------
                                                                        140,382
                                                                        -------
        UTILITIES - 3.58%
1,500   Cooper Cameron Corporation   +...........................        91,500
1,200   Houston Industries, Inc. ................................        32,025
                                                                         ------
                                                                        123,525
                                                                        -------
        MATERIALS AND EQUIPMENT - 3.00%
2,000   EVI, Inc.+...............................................       103,500
                                                                        -------
        PRODUCT DURABLE - 2.50%
1,000   Miller (Herman), Inc. ...................................        54,562
  750   Sunbeam Corporation (New)................................        31,594
                                                                         ------
                                                                         86,156
                                                                         ------
        CONSTRUCTION MATERIALS - 1.97%
1,500   Giant Cement Holding, Inc. +.............................        34,688
  800   Medusa Corporation.......................................        33,450
                                                                         ------
                                                                         68,138
                                                                         ------
        REAL ESTATE - 1.52%
1,800   CRIIMI MAE, Inc. ........................................        27,000
1,000   Walden Residential Properties, Inc. .....................        25,500
                                                                         ------
                                                                         52,500
                                                                         ------
        BIOTECHNOLOGY - 1.48%
3,000   AgriBioTech, Inc., (New)   +.............................        51,187
                                                                         ------
        TRANSPORTATION - 1.41%
1,000   Consolidated Freightways Corporation  +..................        13,625
1,500   Genesee & Wyoming, Inc. +................................        35,062
                                                                         ------
                                                                         48,687
                                                                         ------
        ELECTRICAL EQUIPMENT - 0.82%
1,500   Advanced Lighting Technologies, Inc. +...................        28,500
                                                                         ------
        BUSINESS SERVICES - 0.62%
1,000   CorporateFamily Solutions, Inc. +........................        21,500
                                                                         ------
        TOTAL COMMON STOCKS (COST $2,747,372)....................     3,110,780
                                                                      ---------

WARRANTS - 0.58%
3,000   CNDN Hotel Expires 06/25/1998 (Cost $19,290).............20,160



                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

PRINCIPAL                                                                VALUE
AMOUNT                                                                 (NOTE 2)
------                                                                 --------
REPURCHASE AGREEMENT - 11.39%
$393,000        Repurchase Agreement with State Street
                Bank and Trust Company, dated 12/31/97 at
                5.00%, due 01/02/98, maturity value $393,104
                (collateralized by U.S. Treasury Note,
                5.625%, due 10/31/99, par value $400,000;
                market value $402,979)  (Cost $393,000)..........      $393,000
                                                                       --------

TOTAL INVESTMENTS (COST $3,159,662*).................  102.08%        3,523,940
OTHER ASSETS AND LIABILITIES (NET)...................  (2.08)          (71,793)
                                                       -----           -------
NET ASSETS      .....................................  100.00%       $3,452,147
                                                       ------        ----------


*    Aggregate cost for Federal tax purposes is $3,160,059 (Note 4)

+    Non-income producing security


                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      LEXINGTON CORPORATE LEADERS PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997
                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - 98.68%
        CONSUMER DISCRETIONARY - 18.60%
1,350   Coca Cola Company........................................       $89,944
1,350   Eastman Kodak Company....................................        82,097
1,350   Fortune Brands, Inc. ....................................        50,034
1,350   McDonalds Corporation....................................        64,462
1,350   Philip Morris Companies, Inc.............................        61,172
1,350   Procter & Gamble Company.................................       107,747
1,350   Wal-Mart Stores, Inc.....................................        53,241
1,350   Walt Disney Company......................................       133,734
                                                                        -------
                                                                        642,431
                                                                        -------
        ENERGY - 16.56%
1,350   Chevron Corporation......................................       103,950
1,350   Exxon Corporation........................................        82,603
1,350   Mobil Corporation........................................        97,453
1,350   Royal Dutch Petroleum Company, NY Shares.................        73,153
1,350   Schlumberger, Ltd........................................       108,675
1,350   Texaco, Inc. ............................................        73,406
1,350   Union Pacific Resource Group, Inc. ......................        32,738
                                                                         ------
                                                                        571,978
                                                                        -------
        TECHNOLOGY - 11.35%
1,350   Allied Signal, Inc.......................................        52,566
1,350   Boeing Company...........................................        66,066
1,350   Hewlett Packard Company..................................        84,375
1,350   Lucent Technologies, Inc. ...............................       107,831
1,350   Motorola, Inc............................................        77,034
   84   Raytheon Company, Class A................................         4,167
                                                                          -----
                                                                        392,039
                                                                        -------
        AUTOS & TRANSPORTATION - 10.93%
1,350   Burlington Northern Santa Fe Corporation.................       125,466
1,350   General Motors Corporation...............................        81,844
1,350   Goodyear Tire and Rubber Company.........................        85,894
1,350   Union Pacific Corporation................................        84,291
                                                                         ------
                                                                        377,495
                                                                        -------
        FINANCIAL SERVICES - 10.01%
1,350   American Express Company.................................       120,488
1,350   J.P. Morgan & Company, Inc...............................       152,381
1,350   Travelers Group, Inc.....................................        72,731
                                                                         ------
                                                                        345,600
                                                                        -------

                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      LEXINGTON CORPORATE LEADERS PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997
                                                                         VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------
COMMON STOCKS - (CONTINUED)
         MATERIALS & PROCESSING - 8.80%
1,350   Aluminum Company of America..............................       $95,006
1,350   Bethlehem Steel Corporation +............................        11,644
1,350   DuPont (E.I.) DeNemours & Company........................        81,084
1,350   International Paper Company..............................        58,219
1,350   Union Carbide Corporation................................        57,966
                                                                         ------
                                                                        303,919
                                                                        -------
        UTILITIES - 7.69%
1,350   Consolidated Edison Company of New York..................        55,350
1,350   Duke Power Company.......................................        74,756
1,350   Houston Industries, Inc..................................        36,028
1,350   PG&E Corporation.........................................        41,091
1,350   Union Electric Company...................................        58,387
                                                                         ------
                                                                        265,612
                                                                        -------
        DRUGS & HEALTH CARE - 6.73%
1,350   Johnson & Johnson........................................        88,931
1,350   Merck & Company, Inc.....................................       143,437
                                                                        -------
                                                                        232,368
                                                                        -------
        PRODUCER DURABLES - 4.77%
1,350   Caterpillar, Inc.........................................        65,559
1,350   General Electric Company.................................        99,056
                                                                         ------
                                                                        164,615
                                                                        -------
        COMMUNICATIONS - 2.40%
1,350   AT&T Corporation.........................................        82,688
                                                                         ------
        CONSUMER STAPLES - 0.84%
1,350   Gallaher Group PLC, ADR  ................................        28,856
                                                                         ------
        TOTAL COMMON STOCKS (COST $3,085,219)....................     3,407,601
                                                                      ---------

PRINCIPAL
AMOUNT
------
REPURCHASE AGREEMENT - 3.21%
$111,000        Repurchase Agreement with State Street
                Bank and Trust Company, dated 12/31/97 at
                5.00%, due 01/02/98, maturity value $111,031
                (collateralized by U.S. Treasury Note,
                5.625%, due 10/31/99, par value $115,000;
                market value $115,856)  (Cost $111,000)..........       111,000
                                                                        -------




                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      LEXINGTON CORPORATE LEADERS PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 1997

                                                                         VALUE
                                                                       (NOTE 2)
                                                                       --------

TOTAL INVESTMENTS (COST $3,196,219*).................  101.89%       $3,518,601
OTHER ASSETS AND LIABILITIES.........................  (1.89)          (65,296)
                                                       -----           -------
NET ASSETS...........................................  100.00%       $3,453,305
                                                       ------        ----------

*    Aggregate cost for Federal tax purposes (Note 4)

+    Non-income producing security

         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                     ADR     American Depository Receipt

        ---------------------------------------------------------------



                        See Notes to Financial Statements


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

1.   ORGANIZATION AND BUSINESS

     The LPT Variable Insurance Series Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 23, 1995, and is a business entity commonly known as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end series management investment company. The trust offers eight managed investment portfolios (the "Portfolios") to the public only through certain variable annuity contracts offered by London Pacific Life and Annuity Company ("London Pacific"): the Berkeley Money Market Portfolio (the "Money Portfolio"); the Berkeley U.S. Quality Bond Portfolio (the "Bond Portfolio"); and the Harris Associates Value, MFS Total Return, Strong International Stock, Strong Growth, Robertson Stephens Diversified Growth, and Lexington Corporate Leaders Portfolios (the "Equity Portfolios"). Prior to May 1, 1997, the Harris Associates Value Portfolio was known as the MAS Value Portfolio and the Robertson Stephens Diversified Growth Portfolio was known as the Berkeley Smaller Companies Portfolio. Prior to November 3, 1997, the Berkeley Money Market Portfolio was known as the Salomon Money Market Portfolio and the Berkeley U.S. Quality Bond Portfolio was known as the Salomon U.S. Quality Bond Portfolio. Prior to May 1, 1997, Miller, Anderson & Sherrerd, LLP served as sub-advisor to the Harris Associates Value Portfolio and Berkeley Capital Management served as sub-advisor to the Robertson Stephens Diversified Growth Portfolio. Prior to November 3, 1997, Salomon Brothers Asset Management Inc. served as sub-advisor to the Berkeley Money Market Portfolio and Berkeley U.S. Quality Bond Portfolio.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

     SECURITY VALUATION: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded, or, if there were no sales during the day, at the closing bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business on each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Long-term debt securities are valued using information furnished by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are stated at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Portfolio are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium.








                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REPURCHASE AGREEMENTS: Each Portfolio may engage in Repurchase Agreement transactions. Under the terms of a typical Repurchase Agreement, the Portfolio through its custodian takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Each Portfolio may enter into Repurchase Agreements only with banks or dealers which, in the opinion of each Portfolio's Sub-advisor, based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy.

     DOLLAR ROLL TRANSACTIONS: The Berkeley U.S. Quality Bond Portfolio in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The values of the dollar roll transactions are reflected in the Portfolio's Statements of Assets and Liabilities. A dollar roll transaction involves the sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at a agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Portfolio is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments, together with any additional income received on the sale will generate income for the Portfolio exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those similar securities which the Portfolio is obligated to purchase or that the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs. There were no open dollar roll transactions at December 31, 1997.

     SHORT SALES: The Robertson Stephens Diversified Growth Portfolio may seek to hedge investments or realize additional gains through short sales. When the sub-advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. All short sales must be fully collateralized and marked to market daily. There were no open positions in short sales at December 31, 1997.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolios are maintained in U.S. Dollars. Investment valuations, other assets and liabilities initially expressed as foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

     FORWARD FOREIGN CURRENCY CONTRACTS: All Portfolios, except the Money Market Portfolio, may enter into forward foreign currency contracts, whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to attempt to hedge against fluctuations in the value of the underlying currency of certain investment instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued, and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

     DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and reinvested monthly for the Money Portfolio and are declared and distributed at least annually for all other Portfolios. All Portfolios, with the exception of the Money Portfolio, declare and distribute, if any, all net realized capital gains at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and realized and unrealized gains and losses on foreign currency contracts. Reclassifications are made to a portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

     FEDERAL INCOME TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio of the Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

     EXPENSES: The Trust accounts separately for assets, liabilities, and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

3.   INVESTMENT ADVISORY, SUB-ADVISORY, AND OTHER RELATED PARTY TRANSACTIONS

     LPIMC Insurance Marketing Services ("LPIMC"), a wholly owned subsidiary of London Pacific, serves as investment advisor to the Trust. Berkeley Capital Management, a wholly owned subsidiary of the London Pacific Group, Ltd., and an affiliate of London Pacific, serves as sub-advisor to the Berkeley U.S. Quality Bond and Berkeley Money Market Portfolios. Harris Associates L.P., an indirect, wholly owned subsidiary of New England Investment Companies, L.P., serves as sub-advisor to the Harris Associates Value Portfolio, Massachusetts Financial Services Company, an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, serves as sub-advisor to the MFS Total Return Portfolio, Strong Capital Management, Inc., a privately held corporation, serves as sub-advisor to the Strong International Stock and Strong Growth Portfolios, Robertson Stephens & Company Investment Management, L.P., an indirect wholly-owned subsidiary of BancAmerica Robertson Stephens, serves as sub-advisor of the Robertson Stephens Diversified Growth Portfolio and Lexington Management Corporation, a wholly owned subsidiary of Lexington Global Asset Managers, Inc., serves as sub-advisor to the Lexington Corporate Leaders Portfolio.





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997

3. INVESTMENT ADVISORY, SUB-ADVISORY, AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

     The Trust pays LPIMC a monthly fee in arrears based on a percentage of the average daily net assets of each Portfolio during the month, out of which LPIMC pays the sub-advisor of each Portfolio a monthly fee in arrears at annual rates as follows:



                                                     FEES ON
                                                   AVERAGE NET         FEES ON
                                     FEES ON      ASSETS BETWEEN     AVERAGE NET
                                   AVERAGE NET   $25 MILLION AND       ASSETS
       NAME OF PORTFOLIO          ASSETS UP TO     $100 MILLION       EXCEEDING
       -----------------           $25 MILLION   ---------------    $100 MILLION
                                  ------------                      ------------

HARRIS ASSOCIATES VALUE
PORTFOLIO (A)
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .75%             .60%             .50%
         Total Fees Paid to
           LPIMC *                    1.00%            .85%             .75%
                                      ====             ===              ===


                                                     FEES ON
                                                     AVERAGE           FEES ON
                                     FEES ON        NET ASSETS      AVERAGE NET
                                   AVERAGE NET     BETWEEN $200        ASSETS
       NAME OF PORTFOLIO          ASSETS UP TO     MILLION AND    EXCEEDING $1.3
       -----------------          $200 MILLION     $1.3 BILLION        BILLION
                                  ------------     ------------    -------------
MFS TOTAL RETURN PORTFOLIO
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .50%             .45%             .40%
Total Fees Paid to                    .75%             .70%             .65%
  LPIMC *

                                                                                       FEES ON
                                                 FEES ON AVERAGE       FEES ON       AVERAGE NET
                                                    NET ASSETS       AVERAGE NET       ASSETS
                                     FEES ON       BETWEEN $50     ASSETS BETWEEN      BETWEEN
                                   AVERAGE NET     MILLION AND      $150 MILLION    $300 MILLION
            NAME OF               ASSETS UP TO     $150 MILLION       AND $300        AND $500
           PORTFOLIO               $50 MILLION                         MILLION         MILLION
           ---------              ------------   ---------------   --------------   -------------
BERKELEY U.S. QUALITY BOND
PORTFOLIO (B)
     LPIMC                            .25%             .25%             .25%            .25%
     Sub-advisor                      .30%            .275%             .25%            .20%
         Total Fees Paid to
           LPIMC *                    .55%            .525%             .50%            .45%
                                      ===             ====              ===             ===




                                                                                       FEES ON
                                                 FEES ON AVERAGE       FEES ON       AVERAGE NET
                                                    NET ASSETS       AVERAGE NET       ASSETS
                                    FEES ON        BETWEEN $50     ASSETS BETWEEN      BETWEEN
NAME OF PORTFOLIO                 AVERAGE NET      MILLION AND      $150 MILLION    $300 MILLION
-----------------                ASSETS UP TO      $150 MILLION       AND $300        AND $500
                                  $50 MILLION    ----------------      MILLION         MILLION
                                 ------------                      --------------   -------------
BERKELEY MONEY MARKET
PORTFOLIO (B)
     LPIMC                            .25%             .25%             .25%            .25%
     Sub-advisor                      .20%            .175%             .15%            .10%
         Total Fees Paid to
           LPIMC *                    .45%            .425%             .40%            .35%
                                      ===             ====              ===             ===


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997

3. INVESTMENT ADVISORY, SUB-ADVISORY, AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)



                                                      FEES ON
                                                    AVERAGE NET        FEES ON
                                     FEES ON      ASSETS BETWEEN     AVERAGE NET
                                   AVERAGE NET     $150 MILLION        ASSETS
       NAME OF PORTFOLIO         ASSETS UP TO       AND $500      EXCEEDING $500
                                  $150 MILLION        MILLION          MILLION
----------------------------      ------------    --------------   -------------
STRONG INTERNATIONAL STOCK
PORTFOLIO AND STRONG GROWTH
PORTFOLIO
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .50%             .45%             .40%
         Total Fees Paid to
           LPIMC *                    .75%             .70%             .65%
                                      ===              ===              ===

                                                      FEES ON      FEES ON AVERAGE
                                                    AVERAGE NET       NET ASSETS         FEES ON
                                     FEES ON      ASSETS BETWEEN       BETWEEN         AVERAGE NET
                                   AVERAGE NET      $10 MILLION    $35 MILLION AND       ASSETS
       NAME OF PORTFOLIO          ASSETS UP TO          AND          $200 MILLION       EXCEEDING
                                   $10 MILLION      $35 MILLION                       $200 MILLION
-------------------------------   ------------    --------------   ---------------    -------------
ROBERTSON STEPHENS DIVERSIFIED
GROWTH PORTFOLIO (C)
     LPIMC                            .25%             .25%              .25%             .25%
     Sub-advisor                      .70%             .65%              .60%             .55%
         Total Fees Paid to
           LPIMC *                    .95%             .90%              .85%             .80%
                                      ===              ===               ===              ===


                                                     FEES ON
                                                    AVERAGE NET        FEES ON
                                     FEES ON      ASSETS BETWEEN     AVERAGE NET
                                   AVERAGE NET     $10 MILLION         ASSETS
       NAME OF PORTFOLIO          ASSETS UP TO       AND $100     EXCEEDING $100
                                   $10 MILLION       MILLION           MILLION

LEXINGTON CORPORATE LEADERS
PORTFOLIO
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .40%             .35%             .30%
         Total Fees Paid to
           LPIMC *                    .65%             .60%             .55%


* Fees paid to LPIMC include fees paid for services rendered by LPIMC to the Portfolio and those fees that LPIMC will in turn pay to the sub-advisor.

(a) Prior to May 1, 1997, the advisor paid the previous sub-advisor (Miller, Anderson & Sherrerd, LLP) a sub- advisory fee equivalent on an annual basis to .625% of the Portfolio's average daily net assets.

(b) Prior to November 3, 1997, the advisor paid the previous sub-advisor (Salomon Brothers Asset Management) an equivalent sub-advisory fee.

(c) Prior to May 1, 1997, the advisor paid the previous sub-advisor (Berkeley Capital Management) a sub- advisory fee equivalent on an annual basis to .75% of the Portfolio's average daily net assets.



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997

3. INVESTMENT ADVISORY, SUB-ADVISORY, AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

     In the event normal operating expenses of each Portfolio, excluding brokerage commissions, but including the advisory fee, exceed certain voluntary expense limitations based on average net assets (Harris Associates Value Portfolio - 1.29%; MFS Total Return Portfolio - 1.29%; Berkeley U.S. Quality Bond Portfolio - 0.99%; Berkeley Money Market Portfolio - 0.89%; Strong International Stock Portfolio - 1.49%; Strong Growth - 1.29%; Robertson Stephens Diversified Growth Portfolio - 1.39%; and Lexington Corporate Leaders Portfolio
- 1.29%), London Pacific has agreed, through December 31, 1998, to reimburse each Portfolio for expenses in excess of the stated expense limitations. The expense limitations may be removed or revised after December 31, 1998, without prior notice to existing shareholders.

     For the year ended December 31, 1997, London Pacific voluntarily agreed to reimburse the Portfolios as follows:

       NAME OF PORTFOLIO                                   REIMBURSEMENT
       -----------------                                   -------------

Harris Associates Value Portfolio                               $62,010
MFS Total Return Portfolio                                       78,936
Berkeley U.S. Quality Bond Portfolio                             59,341
Berkeley Money Market Portfolio                                  57,225
Strong International Stock Portfolio                             76,210
Strong Growth Portfolio                                          71,882
Robertson Stephens Diversified Growth Portfolio                  64,876
Lexington Corporate Leaders Portfolio                            56,431

     The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment advisor are reimbursed for their travel expenses in attending meetings of the Trustees, and receive fees for each Trust meeting attended. Such amounts are paid by the Trust.

4.   PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 1997, were as follows:

                                                            PURCHASES                      SALES
                                                            ---------                      -----
PORTFOLIO                                                 OTHER     GOVERNMENT      OTHER      GOVERNMENT
---------                                                 -----     ----------      -----      ----------

Harris Associates Value Portfolio                    $3,147,153            $0      $1,641,709    $0
MFS Total Return Portfolio                            3,514,839     2,631,518       1,046,224    1,752,158
Berkeley U.S. Quality Bond Portfolio                     29,233     3,653,230          54,942    4,053,728
Strong International Stock Portfolio                  2,610,504             0       2,000,815    0
Strong Growth Portfolio                               6,467,368             0       5,449,618    0
Robertson Stephens Diversified Growth Portfolio       5,865,044             0       4,186,633    0
Lexington Corporate Leaders Portfolio                 2,422,326             0         703,167    0












                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997

4.   PURCHASES AND SALES OF SECURITIES (CONTINUED)

     At December 31, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                    TAX BASIS
                                    ---------

                                                                                            NET UNREALIZED
                                                         UNREALIZED        UNREALIZED        APPRECIATION
PORTFOLIO                                               APPRECIATION      DEPRECIATION      (DEPRECIATION)          COST
---------                                               ------------      ------------      --------------          ----

Harris Associates Value Portfolio                              $386,470          $63,208            $323,262        $3,272,440
MFS Total Return Portfolio                                      448,941           40,028             408,913         5,879,667
Berkeley U.S. Quality Bond Portfolio                             29,849              500              29,349         1,041,258
Strong International Stock Portfolio                             73,543          159,501            (85,958)         1,580,177
Strong Growth Portfolio                                         451,852            4,723             447,129         2,765,754
Robertson Stephens Diversified Growth Portfolio                 479,741          115,860             363,881         3,160,059
Lexington Corporate Leaders Portfolio                           361,215           38,833             322,382         3,196,219

5.   SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each with a $.01 par value.

     The Berkeley Money Market Portfolio has sold shares, issued reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.

     London Pacific directly and through its LPLA Separate Account One, owns of record 100% of each Portfolio's outstanding shares. Changes in shares of beneficial interest were as follows:

                                                                 BERKELEY MONEY MARKET PORTFOLIO
                                                                 -------------------------------

                                               YEAR ENDED DECEMBER 31, 1997        PERIOD ENDED DECEMBER 31, 1996*
                                                    SHARES AND AMOUNTS                      SHARES AND AMOUNTS
                                                    ------------------                      ------------------

       Sold                                               $14,018,379                          $3,995,273
       Issued as reinvestment
             of dividends                                      76,923                              42,722
       Redeemed                                          (13,900,532)                         (2,859,608)
                                                         -----------                          ----------
       Net increase                                       $   194,770                         $1,178,387
                                                          ===========                         ==========

                                                              HARRIS ASSOCIATES VALUE PORTFOLIO
                                                              ---------------------------------

                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------

       Sold                                   192,435          $ 2,687,516             134,159          $1,387,694
       Issued as reinvestment
             of dividends                      25,257              338,513               3,597              42,434
       Redeemed                              (75,619)          (1,055,861)            (17,894)            (200,902)
                                             -------           ----------             -------             --------

       Net increase                           142,073          $ 1,970,168             119,862          $1,229,226

*    For the period January 31, 1996 to December 31, 1996





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997

5.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                      MFS TOTAL RETURN PORTFOLIO
                                                                      --------------------------
                                             YEAR ENDED DECEMBER 31, 1997            PERIOD ENDED DECEMBER 31, 1996*
                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------

       Sold                                    390,628         $ 4,879,026             161,535          $1,661,251
       Issued as reinvestment
             of dividends                       14,058             179,583               2,481              26,938
       Redeemed                               (78,498)           (964,786)            (23,741)           (254,329)
                                              -------            --------             -------            --------
       Net increase                            326,188         $ 4,093,823             140,275          $1,433,860
                                               =======         ===========             =======          ==========

                                                              BERKELEY U.S. QUALITY BOND PORTFOLIO
                                                              ------------------------------------

                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------

       Sold                                     22,204           $ 222,203             168,853          $1,674,647
       Issued as reinvestment
             of dividends                        8,497              83,993               6,530              64,078
       Redeemed                               (79,768)           (817,964)            (17,128)           (170,466)
                                              -------            --------             -------            --------
       Net increase/(decrease)                (49,067)          ($511,768)             158,255          $1,568,259
                                              =======           =========              =======          ==========

                                                            STRONG INTERNATIONAL STOCK PORTFOLIO
                                                            ------------------------------------

                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------

       Sold                                     91,988           $ 945,574             130,739          $1,327,854
       Issued as reinvestment
             of dividends                        8,030              72,576                 647               6,829
       Redeemed                               (47,754)           (483,041)            (16,008)           (169,112)
                                              -------            --------             -------            --------
       Net increase                             52,264           $ 535,109             115,378          $1,165,571
                                                ======           =========             =======          ==========

                                                              STRONG GROWTH PORTFOLIO
                                                              -----------------------

                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------

       Sold                                    169,760         $ 2,330,737             138,342          $1,481,628
       Issued as reinvestment
             of dividends                       22,345             301,987               8,177              96,589
       Redeemed                              (102,901)         (1,456,632)            (19,540)           (241,105)
                                             --------          ----------             -------            --------
       Net increase                             89,204         $ 1,176,092             126,979          $1,337,112
                                                ======         ===========             =======          ==========








*    For the period January 31, 1996 to December 31, 1996



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997

5.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                     ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                                                     -----------------------------------------------
                                          YEAR ENDED DECEMBER 31, 1997            PERIOD ENDED DECEMBER 31, 1996*
                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------

       Sold                                    265,027         $ 2,410,896             191,499          $2,060,025
       Issued as reinvestment
             of dividends                            2                  20              29,494             253,423
       Redeemed                               (95,073)           (885,949)            (53,109)           (574,868)
                                              -------            --------             -------            --------
       Net increase                            169,956         $ 1,524,967             167,884          $1,738,580
                                               =======         ===========             =======          ==========

                                                     LEXINGTON CORPORATE LEADERS PORTFOLIO
                                                     -------------------------------------

                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------

       Sold                                    222,339         $ 3,057,461             122,449          $1,250,539
       Issued as reinvestment
             of dividends                       16,091             215,957               1,232              13,929
       Redeemed                               (96,270)         (1,330,518)             (8,032)            (90,134)
                                              -------          ----------              ------             -------
       Net increase                            142,160         $ 1,942,900             115,649          $1,174,334
                                               =======         ===========             =======          ==========

*    For the period January 31, 1996 to December 31, 1996

6.   FOREIGN SECURITIES

All Portfolios may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, reduced availability of public information concerning issues, lower standards of accounting, auditing, and financial reporting, less market liquidity, greater volatility of prices, and a possible imposition of currency exchange blockages or restrictions on securities, transactions, or transfer of assets.

7.   CAPITAL LOSS CARRYFORWARD

At December 31, 1997, the following portfolios had a capital loss carryforward which expires on December 31, 2004:

                FUND                                              AMOUNT
                ----                                              ------

     Berkeley U.S. Quality Bond Portfolio                        $ 3,940
     Berkeley Money Market Portfolio                                  27
     Robertson Stephens Diversified Growth Portfolio              46,696

At December 31, 1997, Berkeley Money Market Portfolio and Robertson Stephens Diversified Growth Portfolio had a capital loss carryforward of $53 and $86,234, respectively, which expires on December 31, 2005.





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1997


7.   CAPITAL LOSS CARRYFORWARD (CONTINUED)

At December 31, 1997, the following portfolios had Post-October loss which is deferred until January 1, 1998:

         FUND                                                     AMOUNT
         ----                                                     ------

Berkeley Money Market Portfolio                                   $      14
Strong International Stock Portfolio                                 125,797
Strong Growth Portfolio                                               48,374
Robertson Stephens Diversified Growth Portfolio                       27,454






                        Report of Independent Accountants


To the Trustees and Shareholders of
The London Pacific Trust
Variable Insurance Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (Berkeley Smaller Companies, Lexington Corporate Leaders, MAS Value, MFS Total Return, Salomon Money Market, Salomon U.S. Quality Bond, Strong Growth, Strong International Stock) constituting The London Pacific Trust Variable Insurance Series Trust (the "Trust") at June 30, 1997, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the period January 31, 1996 (commencement of operations) to June 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.






Price Waterhouse LLP
Boston, Massachusetts
February 10, 1997